As filed with the Securities and Exchange Commission on December 30, 2004

                                                      1933 Act File No. 33-57986
                                                      1940 Act File No. 811-7470

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]
            Pre-Effective Amendment No.                                    [   ]
            Post-Effective Amendment No.     34                            [ X ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                                Amendment No. 35
                        (Check appropriate box or boxes.)

                              HERITAGE SERIES TRUST
               (Exact name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                            St. Petersburg, FL 33716
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 573-3800

                           RICHARD K. RIESS, PRESIDENT
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                           CLIFFORD J. ALEXANDER, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036



It is proposed that this filing will become effective (check appropriate box)
      [   ] immediately upon filing pursuant to paragraph (b)
      [ X ] on January 3, 2004 pursuant to paragraph (b)
      [   ] 60 days after filing pursuant to paragraph (a)(1)
      [   ] on (date) pursuant to paragraph (a)(1)
      [   ] 75 days after filing pursuant to paragraph (a)(2)
      [   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [   ] This post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

                              HERITAGE SERIES TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Combined Prospectus for Class A, Class B and Class C shares of Heritage Capital Appreciation Trust, Diversified Growth Fund, Growth Equity Fund, Growth and Income Trust, International Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund and Value Equity Fund

            Combined Statement of Additional Information for Class A, Class B and Class C shares of Heritage Capital Appreciation Trust, Diversified Growth Fund, Growth and Income Trust, International Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund and Value Equity Fund

            Part C of Form N-1A

            Signature Page

            Exhibits

GRAPHIC

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                           Heritage Equity Funds
--------------------------------------------------------------------------------

                                                                      Prospectus

                                                      Capital Appreciation Trust

                                                         Diversified Growth Fund

                                                              Growth Equity Fund

                                                         Growth and Income Trust

                                                       International Equity Fund

                                                              Mid Cap Stock Fund

                                                            Small Cap Stock Fund

                                                               Value Equity Fund

                                                                  Privacy Notice

                                                        Heritage Family of Funds

                                 January 3, 2005

                       [LOGO] Heritage FAMILY OF FUNDS(TM)
                       The Intelligent Creation of Wealth.

                 880 Carillon Parkway, St. Petersburg, FL 33716
                         (727) 567-8143 . (800) 421-4184

Table of Contents
--------------------------------------------------------------------------------

PROSPECTUS

HERITAGE EQUITY FUNDS
 Capital Appreciation Trust .............................................    P-1
 Diversified Growth Fund ................................................    P-4
 Growth Equity Fund .....................................................    P-7
 Growth and Income Trust ................................................   P-10
 International Equity Fund ..............................................   P-14
 Mid Cap Stock Fund .....................................................   P-19
 Small Cap Stock Fund ...................................................   P-22
 Value Equity Fund ......................................................   P-26

MANAGEMENT OF THE FUNDS
 Who Manages Your Fund ..................................................   P-30
 Distribution of Fund Shares ............................................   P-32

YOUR INVESTMENT
 Before You Invest ......................................................   P-33
 Choosing a Class of Shares .............................................   P-33
 Sales Charge Reductions and Waivers ....................................   P-35
 How to Invest ..........................................................   P-36
 How to Sell Your Investment ............................................   P-38
 How to Exchange Your Shares ............................................   P-40
 Account and Transaction Policies .......................................   P-40
 Dividends, Capital Gain Distributions and Taxes ........................   P-42

FINANCIAL HIGHLIGHTS
 Capital Appreciation Trust .............................................   P-44
 Diversified Growth Fund ................................................   P-45
 Growth Equity Fund .....................................................   P-46
 Growth and Income Trust ................................................   P-47
 International Equity Fund ..............................................   P-48
 Mid Cap Stock Fund .....................................................   P-49
 Small Cap Stock Fund ...................................................   P-50
 Value Equity Fund ......................................................   P-51

FOR MORE INFORMATION ....................................................   P-52

PRIVACY NOTICE

PRIVACY NOTICE TO CLIENTS OF HERITAGE FAMILY OF FUNDS ...................   PN-1

                              Heritage Equity Funds

Capital Appreciation Trust
--------------------------------------------------------------------------------

     Investment Objective. The Capital Appreciation Trust seeks long-term capital appreciation.

     Principal Investment Strategies. The Capital Appreciation Trust seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.

     The fund's portfolio management team uses a "bottom-up" method of analysis based on fundamental research to determine which stocks to purchase for the fund. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company's long-term growth fundamentals. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

     The fund will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies' stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. Although the fund is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Core Holdings. Because the fund normally will hold a core portfolio of stocks of fewer companies than many other diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund's net asset value and total return.

     Mid-Cap and Small-Cap Companies. Investing in mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

                                  Prospectus 1

     How the Capital Appreciation Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Capital Appreciation Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                     [CHART]

                                    Bar chart

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
-----   -----   -----   -----   -----   -----   -----   -----   ------   -----
-2.37   20.27   18.90   42.72   34.18   40.39   -8.55   -8.14   -24.39   26.65

     For the ten-year period through December 31, 2003, the Class A shares' highest quarterly return was 27.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -24.63% for the quarter ended September 30, 2001. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was -0.56%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                              Class A Shares   Class B Shares   Class C Shares
                                             1 Year  5 Years    (10 Years)    (Life of Class)  (Life of Class)
                                             ------  -------  --------------  ---------------  ---------------
Class A Shares (Inception Date 12/12/85)
 Return Before Taxes.......................  20.63%    1.47%      11.14%            n/a               n/a
 Return After Taxes on Distributions.......  20.63%    0.47%       9.20%            n/a               n/a
 Return After Taxes on Distributions and
   Sale of Fund Shares.....................  17.54%    0.89%       8.81%            n/a               n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes.......................  25.72%    1.76%        n/a            6.54%              n/a

Class C Shares (Inception Date 04/03/95)
 Return Before Taxes.......................  25.66%    1.77%        n/a             n/a             12.42%
--------------------------------------------------------------------------------------------------------------
Indices
 S&P 500 Index**
   (reflects no deduction for fees,
   expenses or taxes)......................  28.68%   -0.57%      11.07%           3.78%            11.39%
 Russell 1000 Growth Index***
   (reflects no deduction for fees,
   expenses or taxes)......................  29.76%   -5.06%       9.21%           1.09%             9.13%

* The Capital Appreciation Trust's returns in this table are after deduction of sales charges and expenses.
** The Standard & Poor's 500 Composite Stock Index (S&P 500) is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
*** The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                  Prospectus 2

     What are the Costs of Investing in the Capital Appreciation Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Trust. The fund's expenses are restated to reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                         Class A          Class B        Class C
                                                                         -------          -------        -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)...   4.75%            None           None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)...................................................   None*             5%**           1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable)..............      2%TRIANGLE'S   2%TRIANGLE'S   2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------

                                            Class A  Class B  Class C
                                            -------  -------  -------
Management Fees*..........................   0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees**...   0.25%    1.00%    1.00%
Other Expenses*...........................   0.19%    0.19%    0.19%
                                             -----    -----    -----
Total Annual Fund Operating Expenses......   1.19%    1.94%    1.94%
                                             =====    =====    =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2005 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                Year 1  Year 3  Year 5  Year 10
-----------------------------------------  ------  ------  ------  -------
A shares.................................   $591    $835   $1,098   $1,850
B shares.................................
  Assuming redemption at end of period...   $597    $909   $1,147   $2,070
  Assuming no redemption.................   $197    $609   $1,047   $2,070
C shares.................................   $197    $609   $1,047   $2,264

     Portfolio Managers. Herbert E. Ehlers has managed the fund's investment portfolio since its inception and David G. Shell, Steven M. Barry and Gregory H. Ekizian are Co-Chief Investment Officers and senior portfolio managers of the Goldman Sachs Asset Management, L.P. investment team responsible for the day-to-day management of the fund's investment portfolio.

                                  Prospectus 3

Diversified Growth Fund
--------------------------------------------------------------------------------

     Investment Objective. The Diversified Growth Fund seeks long-term capital appreciation.

     Principal Investment Strategies. The Diversified Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the equity securities of companies that may have significant growth potential (growth companies).

     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth. Such stocks can typically have high price to earnings ratios. The fund invests a majority of its assets in common stocks of companies with total market capitalization between $1 billion and $10 billion, although the fund may invest a portion of its assets in common stocks of smaller or larger companies that it believes have significant growth potential. The portfolio manager generally does not emphasize investment in any particular investment sector or industry. However, the fund may invest in companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvement in industry, manufacturing and commerce (technology companies).

     The fund will invest primarily in equity securities of growth companies that the portfolio manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that the fund's returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Mid-Cap and Small-Cap Companies. Investing in mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     Investing in Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the

                                  Prospectus 4
profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result, the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

     How the Diversified Growth Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Diversified Growth Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                     [CHART]

                                    Bar Chart

1999     2000   2001    2002     2003
-----   -----   ----   ------   -----
48.38   -0.23   4.20   -13.11   32.03

     Since its inception on August 20, 1998 through December 31, 2003, the Class A shares' highest quarterly return was 36.81% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.27% for the quarter ended September 30, 2001. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was -1.76%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                                                   Life of
                                                                  1 Year  5 Years   Class
                                                                  ------  -------  -------
Class A Shares (Inception Date 08/20/98)
 Return Before Taxes..........................................    25.76%   11.01%   15.17%
 Return After Taxes on Distributions..........................    25.76%    8.95%   13.18%
 Return After Taxes on Distributions and Sale of Fund Shares..    21.90%    8.20%   12.00%

Class B Shares (Inception Date 08/20/98)
 Return Before Taxes..........................................    31.03%   11.26%   15.35%

Class C Shares (Inception Date 08/20/98)
 Return Before Taxes..........................................    31.03%   11.27%   15.35%
------------------------------------------------------------------------------------------
Index
 Russell Midcap Growth Index**
   (reflects no deduction for fees, expenses or taxes)........    42.71%    2.01%    4.21%

* The Diversified Growth Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell Midcap Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. The stocks in the Index are also members of the Russell 1000 Growth Index. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                  Prospectus 5

     What are the Costs of Investing in the Diversified Growth Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Diversified Growth Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                        Class A             Class B             Class C
                                                                        -------             -------             -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)..     4.75%               None                None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)..................................................     None*                  5%**                1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable).............        2%TRIANGLE'S        2%TRIANGLE'S        2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------

                                                                        Class A  Class B  Class C
                                                                        -------  -------  -------
Management Fees*......................................................   0.83%    0.83%    0.83%
Distribution and Service (12b-1) Fees**...............................   0.25%    1.00%    1.00%
Other Expenses*.......................................................   0.30%    0.30%    0.30%
                                                                         ----     ----     ----
Total Annual Fund Operating Expenses..................................   1.38%    2.13%    2.13%
                                                                         ====     ====     ====

* Heritage Asset Management, Inc. contractually has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2005 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                 Year 1   Year 3   Year 5   Year 10
-----------                                 ------   ------   ------   -------
A shares.................................    $609     $891    $1,194    $2,054
B shares
  Assuming redemption at end of period...    $616     $967    $1,244    $2,271
  Assuming no redemption.................    $216     $667    $1,144    $2,271
C shares.................................    $216     $667    $1,144    $2,462

     Portfolio Manager. Bert L. Boksen, CFA, a Managing Director and Senior Vice President of the fund's subadviser Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since the fund's inception.

                                  Prospectus 6

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective. The Growth Equity Fund seeks growth through long-term capital appreciation.

     Principal Investment Strategies. The Growth Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Pursuant to the Securities and Exchange Commission (SEC) rules, this policy will not be changed without 60 calendar days' advance notice to shareholders. The fund seeks to invest in equity securities, primarily common stocks, that have sufficient growth potential to offer above-average long-term capital appreciation. The fund may own a variety of securities including foreign equity securities.

     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio manager focuses on companies believed to have long-term returns greater than the average for companies included in the S&P 500 Index. The companies typically have a market capitalization greater than $5 billion. At the time of purchase, each stock typically would have at least one of the following characteristics:
(1) projected earnings-per-share growth greater than the average of the S&P 500 Index; (2) a high profit margin; or (3) consistency and predictability of earnings. The portfolio manager selects common stocks for the fund based, in part, on the sustainability of a company's competitive advantage in the marketplace as well as the strength of its management team. If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager may sell the position.

     The fund invests primarily in the common stocks of companies that the portfolio manager believes have sustainable competitive advantages in their industries, high-quality management and/or recognized brand names. Such companies may include companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce (technology companies). As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the fund's ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, and/or general market/economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund's returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

                                  Prospectus 7

     Investing in Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result, the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.

     How the Growth Equity Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

                                   Bar chart

 1996    1997    1998    1999    2000     2001     2002     2003
-----   -----   -----   -----   ------   ------   ------   ------
24.23   37.61   36.69   66.15   -11.55   -16.86   -28.14   27.20

     From its inception on November 16, 1995 through December 31, 2003, the Class A shares' highest quarterly return was 43.77% for the quarter ended December 31, 1999 and the lowest quarterly return was -21.27% for the quarter ended September 30, 2001. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was -12.60%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                                       Class A Shares    Class B Shares    Class C Shares
                                                    1 Year   5 Years   (Life of Class)   (Life of Class)   (Life of Class)
                                                    ------   -------   ---------------   ---------------   ---------------
Class A Shares (Inception Date 11/16/95)
 Return Before Taxes.............................    21.16%     1.24%        12.20%             n/a                n/a
 Return After Taxes on Distributions.............    21.16%    -0.72%        10.81%             n/a                n/a
 Return After Taxes on Distributions and Sale
   of Fund Shares................................    17.99%     0.24%        10.25%             n/a                n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes.............................    26.31%     1.48%          n/a             6.56%               n/a

Class C Shares (Inception Date 11/16/95)
 Return Before Taxes.............................    26.26%     1.47%          n/a              n/a              12.03%
---------------------------------------------------------------------------------------------------------------------------
Indices
 S&P 500 Index**
   (reflects no deduction for fees, expenses or
   taxes)........................................    28.68%    -0.57%         9.89%            3.78%              9.89%
 Russell 1000 Growth Index***
   (reflects no deduction for fees, expenses or
   taxes)........................................    29.76%    -5.06%         7.14%            1.09%              7.14%

* The Growth Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
*** The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

                                  Prospectus 8

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

     What are the Costs of Investing in the Growth Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                         Class A             Class B             Class C
                                                                         -------             -------             -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)...     4.75%               None                None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)...................................................     None*                  5%**                1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable)..............        2%TRIANGLE'S        2%TRIANGLE'S        2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------

                                             Class A   Class B   Class C
                                             -------   -------   -------
Management Fees*..........................    0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees**...    0.25%     1.00%     1.00%
Other Expenses*...........................    0.28%     0.28%     0.28%
                                              -----     -----     -----
Total Annual Fund Operating Expenses......    1.28%     2.03%     2.03%
                                              =====     =====     =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2005 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reductions in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                 Year 1   Year 3   Year 5   Year 10
-----------                                 ------   ------   ------   -------
A shares.................................    $599     $862    $1,144    $1,947
B shares
  Assuming redemption at end of period...    $606     $937    $1,193    $2,166
  Assuming no redemption.................    $206     $637    $1,093    $2,166
C shares.................................    $206     $637    $1,093    $2,358

     Portfolio Manager. Mr. Ashi Parikh, Senior Managing Director and Portfolio Manager for the Institutional Growth Division of Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since April 1999.

                                  Prospectus 9

Growth and Income Trust
--------------------------------------------------------------------------------

     Investment Objective. The Growth and Income Trust primarily seeks long-term capital appreciation and, secondarily, seeks current income.

     Principal Investment Strategies. The fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the fund's investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund's investment goals.

     The fund's portfolio manager uses a "bottom up" method of analysis based on fundamental research to select securities for the fund's portfolio. Investments in the fund's portfolio typically have at least one of the following characteristics: (1) a growth rate greater than inflation; (2) are issued by companies that the portfolio manager believes occupy important positions in an expanding industry; (3) shareholder-oriented managements; or (4) current market prices below estimated intrinsic value. The fund's portfolio manager generally invests in medium- ($500 million to $10 billion) to large-capitalization (over $10 billion) companies that are diversified across different industries and sectors.

     Equity securities typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (REITs). The fund may also invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored entities, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody's Investors Service, Inc. or by Standard & Poor's or, if unrated, deemed to be of comparable quality.

     The fund may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund's returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country.

                                  Prospectus 10

Foreign equity markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

     High-Yield Securities. The fund also may invest a portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the fund's performance may vary significantly as a result. Therefore, an investment in the fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

     Mid-Cap Companies. The fund may invest in medium-capitalization companies, which generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     Fixed-Income Securities. Because the fund may invest in fixed-income securities, it may be subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return. The fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities.

     Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

     How the Growth and Income Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth and Income Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                     [CHART]

                                    Bar chart

 1994    1995    1996    1997   1998   1999   2000    2001    2002     2003
-----   -----   -----   -----   ----   ----   ----   -----   ------   -----
-0.88   27.88   22.49   26.94   3.67   1.68   1.86   -3.26   -23.33   31.87

     For the ten-year period through December 31, 2003, the Class A shares' highest quarterly return was 19.00% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.24% for the quarter ended September 30, 2002. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was -2.15%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

                                  Prospectus 11

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                               Class A Shares  Class B Shares   Class C Shares
                                              1 Year  5 Years    (10 Years)    (Life of Class)  (Life of Class)
                                              ------  -------  --------------  ---------------  ---------------
Class A Shares (Inception Date 12/15/86)
 Return Before Taxes........................  25.60%   -0.71%       7.02%            n/a               n/a
 Return After Taxes on Distributions........  25.55%   -1.81%       5.05%            n/a               n/a
 Return After Taxes on Distributions and
   Sale of Fund Shares......................  21.88%   -1.01%       5.09%            n/a               n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes........................  30.82%   -0.50%        n/a            0.12%              n/a

Class C Shares (Inception Date 04/03/95)
 Return Before Taxes........................  30.82%   -0.49%        n/a             n/a              7.18%
---------------------------------------------------------------------------------------------------------------
Index
 S&P 500 Index**
   (reflects no deduction for fees, expenses
   or taxes)................................  28.68%   -0.57%      11.07%           3.78%            11.39%

* The Growth and Income Trust's returns in this table are after deduction of sales charges and expenses.
** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

     What are the Costs of Investing in the Growth and Income Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                      Class A            Class B             Class C
                                                                      -------            -------             -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)    4.75%              None                None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)................................................    None*                 5%**                1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable)...........       2%TRIANGLE'S       2%TRIANGLE'S        2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

                                  Prospectus 12

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------

                                          Class A  Class B  Class C
                                          -------  -------  -------
Management Fees*.........................  0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees**..  0.25%    1.00%    1.00%
Other Expenses*..........................  0.50%    0.50%    0.50%
                                           -----    -----    -----
Total Annual Fund Operating Expenses.....  1.50%    2.25%    2.25%
Fee Waiver*..............................  0.15%    0.15%    0.15%
                                           -----    -----    -----
Net Expenses.............................  1.35%    2.10%    2.10%
                                           =====    =====    =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2005 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the Growth and Income Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2004 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
Share Class                                 Year 1   Year 3   Year 5   Year 10
------------------------------------------------------------------------------
A shares.................................    $606     $913    $1,241   $2,168
B shares
  Assuming redemption at end of period...    $613     $989    $1,291   $2,334
  Assuming no redemption.................    $213     $689    $1,191   $2,384
C shares.................................    $213     $689    $1,191   $2,573

     Portfolio Manager. William V. Fries, CFA, a Managing Director and Portfolio Manager at Thornburg Investment Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since July 2001.

                                  Prospectus 13

International Equity Fund
--------------------------------------------------------------------------------

     Investment Objective. The International Equity Fund seeks capital appreciation principally through investment in a portfolio of international equity securities.

     Principal Investment Strategies. The International Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Pursuant to the SEC rules, this policy will not be changed without 60 calendar days' advance notice to shareholders. The fund will invest primarily in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers.

     The fund's portfolio managers use a "bottom-up" sector and stock specific approach within the developed markets (Europe, Canada, Australia). Within the emerging markets, a "top-down", macro-economic driven process is adopted. Finally, within Japan, a hybrid approach (both bottom up and top down) is most effective. The fund may invest in securities traded on any securities market in the world. In allocating the fund's assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, and financial, social, national and political factors. The portfolio managers also consider market regulations and liquidity of the market.

     The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). The fund also invests in emerging markets, which are those countries whose markets are not yet highly developed. The fund can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.

     The fund may invest in any type or size of company. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued. The fund also can invest a portion of its assets in investment-grade fixed-income securities when equity securities appear to be overvalued. Investing in fixed-income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates. The fund may also invest up to 10% of its assets in debt securities of U.S. and foreign issuers, including high-risk, high-yield non-investment grade bonds (junk bonds) and emerging market debt securities.

     The fund invests primarily in equity securities of foreign companies that the portfolio managers believe have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange-traded index funds based on foreign indices. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in equity securities whose value may decrease in response to the activities of the company that issued the security, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Foreign Securities. The fund may invest without limit in foreign securities, either indirectly (e.g., through depository receipts) or directly in foreign markets. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund's returns and net asset value may

                                  Prospectus 14
be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity and currency markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

     Emerging Markets Risks. Because the fund may invest in emerging markets, there are risks of greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Derivatives. The fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the fund's portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

     Fixed-Income Securities. Because the fund may invest in investment-grade and non-investment grade fixed-income securities, it is subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return. The fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

     Risk of Market Timing Activities. Because the fund invests in foreign securities, it is subject to the risk of market timing activities. The fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the fund prices its shares. In such instances, the fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the fund to take advantage of any price differentials that may be reflected in the net asset value of the fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. In order to discourage market timing activity in the fund, redemptions and exchanges of fund shares may be subject to a redemption fee, as described below in "How to Sell Your Investment". While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.

                                  Prospectus 15

     How the International Equity Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the International Equity Fund's Class A share performance from one year to another. The table shows what the return of each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                                     [CHART]

                                    Bar chart

 1996   1997    1998    1999    2000     2001     2002     2003
-----   ----   -----   -----   ------   ------   ------   -----
11.27   9.14   15.75   36.19   -21.62   -25.25   -16.27   30.89

     From its inception on December 27, 1995 through December 31, 2003, the Class A shares' highest quarterly return was 25.39% for the quarter ended December 31, 1999 and the lowest quarterly return was -17.42% for the quarter ended September 30, 2001. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was 3.51%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                               Class A Shares   Class B Shares   Class C Shares
                                              1 Year  5 Years  (Life of Class)  (Life of Class)  (Life of Class)
                                              ------  -------  ---------------  ---------------  ---------------
Class A Shares (Inception Date 12/27/95)
 Return Before Taxes........................  24.68%   -3.59%       1.94%              n/a             n/a
 Return After Taxes on Distributions........  24.64%   -4.52%       1.07%              n/a             n/a
 Return After Taxes on Distributions and
   Sale of Fund Shares......................  21.08%   -3.13%       1.44%              n/a             n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes........................  29.92%   -3.37%        n/a             -0.62%            n/a

Class C Shares (Inception Date 12/27/95)
 Return Before Taxes........................  29.92%   -3.37%        n/a               n/a            1.79%
----------------------------------------------------------------------------------------------------------------
Index
 EAFE Index**
   (reflects no deduction for fees, expenses
   or taxes)................................  39.17%   -2.57%       3.30%             3.12%           3.30%

* The International Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The EAFE Index is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australia, and the Far East. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                  Prospectus 16

     What are the Costs of Investing in the International Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                          Class A           Class B             Class C
                                                                          -------           -------             -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)...    4.75%              None                None
Maximum Deferred Sales Charge (as a % of
   original purchase price or redemption proceeds,
   whichever is lower).................................................    None*                 5%**                1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable)..............       2%TRIANGLE'S       2% TRIANGLE'S       2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 30 calendar days. For more information, see "How to Sell Your Investment" below.

---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)*:
---------------------------------------------------------------------
                                          Class A   Class B   Class C
                                          -------   -------   -------
Management Fees*.........................  1.00%     1.00%     1.00%
Distribution and Service (12b-1) Fees**..  0.25%     1.00%     1.00%
Other Expenses...........................  0.90%     0.90%     0.90%
                                           -----     -----     -----
Total Annual Fund Operating Expenses.....  2.15%     2.90%     2.90%
Fee Waiver*..............................  0.37%     0.37%     0.37%
                                           -----     -----     -----
Net Expenses.............................  1.78%     2.53%     2.53%
                                           =====     =====     =====

* Heritage Asset Management, Inc., has agreed contractually to waive its fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.78% of the class' average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.53% of that class' average daily net assets for the fund's 2005 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2004 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------
Share Class                                Year 1  Year 3  Year 5  Year 10
--------------------------------------------------------------------------
A shares.................................   $647   $1,082  $1,542   $2,812
B shares
  Assuming redemption at end of period...   $656   $1,163  $1,596   $3,020
  Assuming no redemption.................   $256   $  863  $1,496   $3,020
C shares.................................   $256   $  863  $1,496   $3,197

                                  Prospectus 17

     Portfolio Managers. Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management Inc., and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management Inc., have been responsible for the day-to-day management of the fund's investment portfolio since July 2002.

                                  Prospectus 18

Mid Cap Stock Fund
--------------------------------------------------------------------------------

     Investment Objective. The Mid Cap Stock Fund seeks long-term capital appreciation.

     Principal Investment Strategies. The Mid Cap Stock Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-capitalization companies. Pursuant to SEC rules, this policy will not be changed without 60 calendar days' advance notice to shareholders. Mid-cap companies are those with a total market capitalization of between $500 million and $10 billion.

     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The fund's portfolio manager seeks to purchase mid cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio manager focuses on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors.

     The fund will invest primarily in stocks of companies that the portfolio manager believes may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Mid-Cap Companies. Investing in medium-capitalization companies generally involves greater risk than investing in larger, more established companies. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.

                                  Prospectus 19

     How the Mid Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Mid Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

                                    Bar chart

1998    1999    2000    2001    2002     2003
----   -----   -----   -----   ------   -----
9.84   26.75   19.46   19.15   -18.69   24.75

     Since its inception on November 6, 1997 through December 31, 2003, the Class A shares' highest quarterly return was 21.68% for the quarter ended December 31, 1999 and the lowest quarterly return was -16.39% for the quarter ended September 30, 2002. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was 6.04%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                               Class A Shares   Class B Shares   Class C Shares
                                              1 Year  5 Years  (Life of Class)  (Life of Class)  (Life of Class)
                                              ------  -------  ---------------  ---------------  ---------------
Class A Shares (Inception Date 11/06/97)
 Return Before Taxes........................  18.83%   11.75%       11.31%             n/a              n/a
 Return After Taxes on Distributions........  18.83%   10.01%        9.90%             n/a              n/a
 Return After Taxes on Distributions and
   Sale of Fund Shares......................  16.00%    9.16%        9.04%             n/a              n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes........................  23.83%   12.01%         n/a            11.52%             n/a

Class C Shares (Inception Date 11/06/97)
 Return Before Taxes........................  23.82%   12.00%         n/a              n/a            11.36%
----------------------------------------------------------------------------------------------------------------
Index
 S&P Mid Cap 400 Index**
   (reflects no deduction for fees, expenses
   or taxes)................................  35.62%    9.21%       11.01%           10.86%           11.01%

* The Mid Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.
** The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                  Prospectus 20

     What are the Costs of Investing in the Mid Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                           Class A             Class B             Class C
                                           -------             -------             -------
Maximum Sales Charge Imposed on
 Purchases (as a % of offering price)...      4.75%               None                None
Maximum Deferred Sales Charge (as a %
 of original purchase price or
 redemption proceeds, whichever is
 lower).................................      None*                  5%**                1%TRIANGLE
Redemption Fee (as a % of amount
 redeemed, if applicable)...............         2%TRIANGLE'S        2%TRIANGLE'S        2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
-------------------------------------------------------------------------
                                              Class A  Class B  Class C
                                              -------  -------  -------
Management Fees*............................   0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees**.....   0.25%    1.00%    1.00%
Other Expenses*.............................   0.20%    0.20%    0.20%
                                               -----    -----    -----
Total Annual Fund Operating Expenses........   1.20%    1.95%    1.95%
                                               =====    =====    =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the fund's 2005 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the Mid Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
Share Class                                  Year 1  Year 3  Year 5  Year 10
----------------------------------------------------------------------------
A shares...................................   $591    $838   $1,103   $1,860
B shares
  Assuming redemption at end of period.....   $598    $912   $1,152   $2,080
  Assuming no redemption...................   $198    $612   $1,052   $2,080
C shares...................................   $198    $612   $1,052   $2,275

     Portfolio Manager. Todd McCallister, Ph.D., CFA, Managing Director and a Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since the fund's inception.

                                  Prospectus 21

Small Cap Stock Fund
--------------------------------------------------------------------------------

     Investment Objective. The Small Cap Stock Fund seeks long-term capital appreciation.

     Principal Investment Strategies. The Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small-capitalization companies. Pursuant to SEC rules, this policy will not be changed without 60 calendar days' advance notice to shareholders. Small-cap companies are those with a total market capitalization of less than $2 billion.

     The fund will invest in stocks of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. The fund has two subadvisers, Eagle Asset Management, Inc. and Awad Asset Management, Inc. Each subadviser manages a portion of the fund's investment portfolio and has a different management style.

     In making its investment decisions, Eagle generally focuses on investing in the securities of companies that Eagle believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Eagle utilizes a "bottom-up" approach to identifying the companies in which it invests. Eagle also will perform fundamental financial research.

     Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small-cap market. Awad seeks to achieve these goals through fundamental research consisting of internal research. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and/or the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

     As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

     Value Stocks. This fund may invest its assets in value stocks, which are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. The fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

                                  Prospectus 22

     Small-Cap Companies. Investing in small-cap companies generally involves greater risks than investing in medium- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     How the Small Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Small Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                     [CHART]

                                   [Bar Chart]

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   ------   ----   ----   -----   ------   -----
0.53   36.90   27.46   29.26   -12.21   7.13   5.57   12.46   -19.19   40.43

     From its inception on May 7, 1993 through December 31, 2003, the Class A shares' highest quarterly return was 21.64% for the quarter ended June 30, 1999 and the lowest quarterly return was -25.03% for the quarter ended September 30, 1998. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was 3.55%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                                                           Class B    Class C
                                                                               Class A      Shares     Shares
                                                                                Shares     (Life of   (Life of
                                                           1 Year   5 Years   (10 Years)    Class)     Class)
                                                           ------   -------   ----------   --------   --------
Class A Shares (Inception Date 05/07/93)
 Return Before Taxes....................................   33.76%    6.57%      10.59%        n/a        n/a
 Return After Taxes on Distributions....................   33.76%    5.50%       9.19%        n/a        n/a
 Return After Taxes on Distributions and Sale of Fund
   Shares...............................................   28.70%    5.05%       8.52%        n/a        n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes....................................   39.35%    6.81%        n/a        3.33%       n/a

Class C Shares (Inception Date 04/03/95)
 Return Before Taxes....................................   39.33%    6.81%        n/a         n/a      11.53%
--------------------------------------------------------------------------------------------------------------
Index
 Russell 2000 Index**
   (reflects no deduction for fees, expenses or taxes)..   47.25%    7.13%       9.47%       5.45%     10.56%

* The Small Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 2000 Index is an unmanaged index comprised of 2000 companies with an average market capitalization of more than $880 million as of August 31, 2004. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                  Prospectus 23

     What are the Costs of Investing in the Small Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. The fund's expenses are restated based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                       Class A             Class B             Class C
                                                       -------             -------             -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................      4.75%               None                None
Maximum Deferred Sales Charge (as a % of original
 purchase price or redemption proceeds whichever
 is lower)..........................................      None*                  5%**                1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if
 applicable)........................................         2%TRIANGLE'S        2%TRIANGLE'S        2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------

                                            Class A   Class B   Class C
                                            -------   -------   -------
Management Fees*.........................    0.81%     0.81%     0.81%
Distribution and Service (12b-1) Fees**..    0.25%     1.00%     1.00%
Other Expenses*..........................    0.27%     0.27%     0.27%
                                             -----     -----     -----
Total Annual Fund Operating Expenses*....    1.33%     2.08%     2.08%
                                             =====     =====     =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.30% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.05% of that class' average daily net assets for the fund's 2005 fiscal year. For the fund's 2004 fiscal year, Heritage contractually agreed to cap Class A expenses at 1.40% of the class' average daily net assets and Class B and Class C expenses at 2.15% of that class' average daily net assets. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the Small Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------
Share Class                                Year 1   Year 3   Year 5   Year 10
-----------------------------------------------------------------------------
A shares................................    $604     $876    $1,169    $2,000
B shares
  Assuming redemption at end of period..    $611     $952    $1,219    $2,219
  Assuming no redemption................    $211     $652    $1,119    $2,219
C shares................................    $211     $652    $1,119    $2,410

                                  Prospectus 24

     Portfolio Managers. James D. Awad, Chairman of Awad Asset Management, Inc., has been responsible for the day-to-day management of Awad's portion of the fund's investment portfolio since the fund's inception. Bert L. Boksen CFA, a Managing Director and Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management of Eagle's portion of the fund's investment portfolio since August 1995.

                                  Prospectus 25

Value Equity Fund
--------------------------------------------------------------------------------

     Investment Objectives. The Value Equity Fund's primary investment objective is long-term capital appreciation. Current income is its secondary objective.

     Principal Investment Strategies. The Value Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Pursuant to SEC rules, this policy will not be changed without 60 calendar days advance notice to shareholders. The fund invests primarily in U.S. equity securities, which consist mainly of common stocks. Other types of securities in which the fund will invest include securities convertible into common or preferred stocks. Common stocks in which the fund invests may represent any economic sector in a variety of industries and companies. At times, the fund's investments may emphasize a particular economic sector while maintaining a diverse portfolio.

     The portfolio manager utilizes a contrarian value investment strategy and employs a low price-to-earnings approach with an emphasis on financially solid companies. The fund focuses its investments in stocks of large U.S. companies that are similar in size to the S&P 500 Index (as of September 30, 2004, the S&P 500 Index had a median market capitalization of approximately $9.3 billion) and that the portfolio manager believes are undervalued. The fund, however, may invest in stocks of small- and mid-capitalization companies. The fund's portfolio will typically have a price-to-earnings ratio at least 20% below the average of those companies included in the S&P 500 Index.

     The portfolio manager first screens for discounted stocks (i.e., stocks with price-to-earnings ratios that are below the average of the S&P 500 Index). Within that universe of stocks, the portfolio manager looks for companies that have a strong financial position, demonstrate high earnings growth, and pay high dividends. Dividends are an important element in the portfolio manager's investment strategy because they can cushion the impact of stock losses, and increase total return potential when stocks experience gains. The portfolio manager conducts fundamental research by comparing a company's stock price to its book value, cash flow and yield and analyzes individual companies to identify those that are financially sound and appear to meet the portfolio manager's criteria for long-term growth and income. Drawing on this analysis, the portfolio manager will select 45 to 65 of the most attractive stocks in a variety of sectors for inclusion in the fund's portfolio based on the companies' potential future market performance.

     The portfolio manager will normally sell a stock when it either reaches a target price or its fundamental factors have changed, or when other investments offer better opportunities.

     The fund also may invest up to 5% of its net assets in derivative securities for hedging purposes and to create synthetic index positions. The fund also may write covered call options, not to exceed 10% of its total assets, on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or to hedge downside risk associated with appreciated securities in its portfolio.

     Principal Risks. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

     Stock Market Risks. The value of the fund's stock holdings may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

                                  Prospectus 26

     Value Stocks. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the fund's investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

     Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While options can limit the fund's losses, they also can limit gains from market movements.

     Sector Risk. Because the fund may, at times, focus its investments in certain economic sectors, the fund may be exposed to sector risk. Sector risk is the risk that the value of securities of any single economic sector may rise and fall more rapidly than the broader securities markets. Consequently, the value of the fund's portfolio also may be more volatile.

     Mid-Cap and Small-Cap Companies. Investing in mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     Derivatives. The fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the fund's portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

     How has the Value Equity Fund Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2003. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Value Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                     [CHART]

                                   [Bar Chart]

 1995    1996    1997    1998   1999    2000    2001    2002     2003
-----   -----   -----   -----   ----   -----   -----   ------   -----
36.57   13.29   25.53   -0.65   0.01   13.86   -5.50   -27.84   26.80

     From its inception on December 30, 1994 through December 31, 2003, the Class A shares' highest quarterly return was 16.71% for the quarter ended June 30, 2003 and the lowest quarterly return was -22.62% for the quarter ended September 30, 2002. For the period from January 1, 2004 through September 30, 2004, the Class A shares' total return (not annualized) was 1.58%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

                                  Prospectus 27

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2003)*
--------------------------------------------------------------------------------

                                                                  Class A Shares   Class B Shares   Class C Shares
                                                 1 Year  5 Years  (Life of Class)  (Life of Class)  (Life of Class)
                                                 ------  -------  ---------------  ---------------  ---------------
Class A Share (Inception Date 12/30/94)
 Return Before Taxes...........................  20.77%   -1.28%        6.81%             n/a              n/a
 Return After Taxes on Distributions...........  20.73%   -2.04%        5.00%             n/a              n/a
 Return After Taxes on Distributions and
   Sale of Fund Shares.........................  17.75%   -1.51%        4.91%             n/a              n/a

Class B Shares (Inception Date 01/02/98)
 Return Before Taxes...........................  25.71%   -1.08%         n/a            -1.24%             n/a

Class C Shares (Inception Date 04/03/95)
 Return Before Taxes...........................  25.62%   -1.08%         n/a              n/a             5.98%
-------------------------------------------------------------------------------------------------------------------
Index
 Russell 1000 Value Index**
   (reflects no deduction for fees, expenses
   or taxes)...................................  30.03%    3.56%       13.53%            5.88%           12.77%

* The Value Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

     What are the Costs of Investing in the Value Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
--------------------------------------------------------------------------------

                                                                         Class A           Class B           Class C
                                                                         -------           -------           -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)       4.75%             None               None
Maximum Deferred Sales Charge (as a % of original
 purchase price or redemption proceeds,
 whichever is lower)...................................................    None*                5%**               1%TRIANGLE
Redemption Fee (as a % of amount redeemed, if applicable)..............       2%TRIANGLE'S      2%TRIANGLE'S       2%TRIANGLE'S

* If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
TRIANGLE Declining to 0% at the first year.
TRIANGLE'S The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

                                  Prospectus 28

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
--------------------------------------------------------------------------------
                                             Class A  Class B  Class C
                                             -------  -------  -------
Management Fees*...........................   0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees**....   0.25%    1.00%    1.00%
Other Expenses*............................   0.85%    0.85%    0.85%
                                              -----    -----    -----
Total Annual Fund Operating Expenses.......   1.85%    2.60%    2.60%
Fee Waiver and/or Expense Reimbursement*...   0.40%    0.40%    0.40%
                                              -----    -----    -----
Net Expenses...............................   1.45%    2.20%    2.20%
                                              =====    =====    =====

* Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the class' 2005 fiscal year. The Board may agree to change fee waivers or expense reimbursements without the approval of fund shareholders. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.
** Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

     Expense Example. This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2004 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                Year 1  Year 3  Year 5  Year 10
-----------------------------------------  ------  ------  ------  -------
A shares.................................   $616   $  992  $1,393   $2,510
B shares
  Assuming redemption at end of period...   $623   $1,071  $1,445   $2,722
  Assuming no redemption.................   $223   $  771  $1,345   $2,722
C shares.................................   $223   $  771  $1,345   $2,905

     Portfolio Manager. David Dreman, chairman of Dreman Value Management, L.L.C., has been responsible for the day-to-day management of the fund's investment portfolio since June 1, 2003.

                                  Prospectus 29

                             MANAGEMENT OF THE FUNDS

Who Manages Your Fund
--------------------------------------------------------------------------------

     Manager. Heritage Asset Management, Inc. (Heritage) serves as investment adviser and administrator for each fund. Heritage manages, supervises and conducts the business and administrative affairs of these funds and other Heritage mutual funds with net assets totaling approximately $8 billion as of September 30, 2004. The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and contractual fee rates:

                              Fees Charged  Contractual Fees
                              ------------  ----------------
.. Capital Appreciation Trust      0.75%        0.75%/(a)/
.. Diversified Growth Fund         0.83%        1.00%/(b)/
.. Growth Equity Fund              0.75%        0.75%/(a)/
.. Growth and Income Trust         0.60%        0.75%/(c)/
.. International Equity Fund       0.63%        1.00%/(d)/
.. Mid Cap Stock Fund              0.75%        0.75%/(e)/
.. Small Cap Stock Fund            0.81%        1.00%/(f)/
.. Value Equity Fund               0.35%        0.75%/(g)/

----------
/(a)/ Heritage's annual fee is 0.70% of the fund's average daily net assets over
     $1 billion.
/(b)/ Heritage's annual fee is 0.75% of the fund's average daily net assets between $50 million and $500 million, 0.70% on average daily net assets between $500 million and $1 billion, and 0.65% on average daily net assets over $1 billion.
/(c)/ Heritage's annual fee is 0.60% of the fund's average daily net assets between $100 million and $500 million and 0.55% on average daily net assets over $500 million.
/(d)/ Heritage's annual fee is 0.80% of the fund's average daily net assets between $100 million and $1 billion and 0.70% on average daily net assets over $1 billion.
/(e)/ Heritage's annual fee is 0.70% of the fund's average daily net assets between $500 million and $1 billion and 0.65% on average daily net assets over $1 billion.
/(f)/ Heritage's annual fee is 0.75% of the fund's average daily net assets over
     $50 million.
/(g)/ Heritage's annual fee is 0.70% of the fund's average daily net assets over $500 million.

     Heritage is located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

     Subadvisers. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Diversified Growth Fund, Growth and Income Trust, International Equity Fund and Value Equity Fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing adviser is terminated. Heritage has selected the following subadvisers to provide investment advice and portfolio management services to the funds' portfolios:

     . Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to the Capital Appreciation Trust, the Diversified Growth Fund, the Growth Equity Fund, the Growth and Income Trust, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund. However, Heritage, the funds' investment adviser, currently has not allocated any of the assets of the Capital Appreciation Trust, Growth and Income

                                  Prospectus 30

          Trust, or the Value Equity Fund to Eagle. As of September 30, 2004, Eagle had approximately $8.8 billion of assets under its discretionary management.

     . Goldman Sachs Asset Management L.P. (GSAM), 2502 Rocky Point Drive, Tampa, Florida 33607, serves as the subadviser to the Capital Appreciation Trust. As of September 30, 2004, GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co., had assets under management of approximately $381.9 billion.

     . Julius Baer Investment Management Inc. (JBIMI), 330 Madison Avenue, New York, New York 10017, the subadviser to the International Equity Fund, is wholly owned by the internationally recognized Julius Baer Group of Zurich, Switzerland which manages more than $100 billion of assets for institutions and individuals around the world as of June 30, 2004.

     . Awad Asset Management, Inc. serves as a subadviser to the Small Cap Stock Fund. Awad, 250 Park Avenue, New York, New York 10177, a wholly owned subsidiary of RJF, had $1.3 billion of assets under its discretionary management as of September 30, 2004.

     . Dreman Value Management, L.L.C. ("Dreman"), 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302, serves as the subadviser to the Value Equity Fund. Heritage has allocated all of the Fund's assets to Dreman. As of September 30, 2004, Dreman had approximately $11.1 billion of assets under its discretionary management.

     . Thornburg Investment Management, Inc., 119 East Marcy Street, Suite 200, Santa Fe, New Mexico 87501, serves as the subadviser to the Growth and Income Trust. Heritage has allocated all of the fund's assets to Thornburg. As of September 30, 2004, Thornburg had approximately $10.3 billion of assets under its discretionary management.

     Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of each investment portfolio:

     . Capital Appreciation Trust -- Herbert E. Ehlers has managed the fund's investment portfolio Investment Officer since its inception and David
          G. Shell, Steven M. Barry and Gregory H. Ekizian are Co-Chief Investment Officers and senior portfolio managers of the GSAM investment team that manages the investment portfolio. They also are Managing Directors of Goldman Sachs. The investment team is nationally recognized for their ability to identify businesses that are strategically poised for long-term growth and which are reasonably priced.

     . Diversified Growth Fund -- Bert L. Boksen has been responsible for the day-to-day management of the investment portfolio since the fund's inception. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Prior to that, he was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer, and Chairman of the Raymond James & Associates, Inc. Focus List Committee.

     . Growth Equity Fund -- Ashi Parikh has been responsible for the day-to-day management of the investment portfolio since April 1999. Mr. Parikh is Senior Managing Director of the Institutional Growth Division of Eagle and has served as Managing Director and Portfolio Manager for the Large Capitalization Growth Equity Program for Eagle since April 1999. Mr. Parikh joined Eagle from Bank One Investment Advisers, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisers in 1994.

     . Growth and Income Trust -- William V. Fries has been responsible for the day-to-day management of the investment portfolio since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. He has over 30 years of investment management experience, including managing equity mutual funds for another investment

                                  Prospectus 31
          management company. He began his investment career as a security analyst and bank investment officer. Mr. Fries is a Chartered Financial Analyst.

     . International Equity Fund -- Rudolph-Riad Younes, CFA and Richard C. Pell have shared responsibility for the day-to-day management of the investment portfolio since July 2002. Mr. Younes, Head of International Equities, joined Julius Baer in 1993. Prior to joining Julius Baer, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes holds the Chartered Financial Analyst designation and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Pell joined Julius Baer as Chief Investment Officer (USA) in 1995. Prior work experience was at Bankers Trust Company, Mitchell Hutchins Institutional Investors, and Bank of Tokyo Trust Company. Mr. Pell has an MBA in Finance from New York University and a BA in History from the University of California at Berkeley.

     . Mid Cap Stock Fund -- Todd McCallister, Ph.D., CFA, Managing Director and Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management since the fund's inception. Prior to joining Eagle in 1997, Mr. McCallister served as a portfolio manager for IAI Mutual Funds from 1992 to 1997. Stacey Serafini Thomas, CFA serves as Assistant Portfolio Manager of the fund since 2000. Prior to joining Eagle, Ms. Thomas was employed in the Investment Banking Department of Raymond James & Associates, Inc. from 1997 to 1999.

     . Small Cap Stock Fund -- James D. Awad has been responsible for the day-to-day management of Awad Asset Management's portion of the investment portfolio assets since the fund's inception. Mr. Awad has been Chairman of Awad since 1992. Bert L. Boksen has been responsible for the day-to-day management of Eagle's portion of the investment portfolio assets since August 1995. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Prior to that, he was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee.

     . Value Equity Fund -- David Dreman has been responsible for the day-to-day management of the investment portfolio since June 2003. Mr. Dreman is the chairman of Dreman, which he founded in 1977. He has over 35 years of investment management experience, including managing equity mutual funds for another investment management company. He also is a financial columnist for Forbes magazine.

Distribution of Fund Shares
--------------------------------------------------------------------------------

     Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the funds. Subject to the Board of Trustees' and regulatory approvals, Heritage Fund Distributors, Inc. will serve as the funds' distributor. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors, Inc. The Distributor may compensate other broker/dealers to promote sales of fund shares.

     In addition to the distribution and service fees and other fees paid by the Funds as described above in "Annual Fund Operating Expenses" and in "Understanding Rule 12b-1 Fees" below, Heritage may pay a service fee based on sales and/or the average daily net assets attributable to a broker/dealer, including the Distributor, who has a service agreement with Heritage. Heritage pays these service fees out of amounts received by it for investment advisory and administrative services provided to the funds. Such service fees could create an incentive for broker/dealers and the Distributor to offer the funds instead of other funds where a service fee is not received.

                                  Prospectus 32

                                 YOUR INVESTMENT

Before You Invest
--------------------------------------------------------------------------------

     Before you invest in a fund, please:

          .    Read this Prospectus carefully.
          .    Decide which fund or funds best suit your needs and your goals,
          .    Decide which class of shares is best for you, and then
          .    Decide how much you wish to invest and how you want to open an account.

Choosing a Class of Shares
--------------------------------------------------------------------------------

     You can choose from two classes of fund shares: Class A shares and Class C shares. A third class, Class B shares, is available only through exchange or dividend reinvestment. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

          .    the amount you wish to invest,
          .    the different sales charges that apply to each share class,
          .    whether you qualify for any reduction or waiver of sales charges,
          .    the length of time you plan to keep the investment, and
          .    the class expenses.

     Class A Shares. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 4.75% imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees of 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.

     If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below in "Sales Charge Reductions and Waivers" below. If you think you are eligible, contact Heritage or your financial advisor for further information.

                              Class A Sales Charges

                                                             Dealer Concession
                              As a % of        As a % of          as % of
      Your Investment       Offering Price  Your Investment  Offering Price/(1)/
      ---------------       --------------  ---------------  -------------------
Less than $25,000 ........       4.75%           4.99%              4.25%
$25,000 - $49,999 ........       4.25%           4.44%              3.75%
$50,000 - $99,999 ........       3.75%           3.90%              3.25%
$100,000 - $249,999 ......       3.25%           3.36%              2.75%
$250,000 - $499,999 ......       2.50%           2.56%              2.00%
$500,000 - $999,999 ......       1.50%           1.52%              1.25%
$1,000,000 and over ......       0.00%           0.00%              0.00%/(2)/

----------
/(1)/ During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
/(2)/ For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge (CDSC) of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period. However, if you hold shares in the Heritage Cash Trust Money Market Fund or Municipal Money Market Fund, the time you hold those shares will not be counted for purposes of calculating the CDSC.

                                  Prospectus 33

     Class B Shares. Class B shares are not available for direct purchase; however they may be acquired through exchange from Class B shares of another Heritage mutual fund or dividend reinvestment. If you sell the shares within 6 years of purchase, you will pay a contingent deferred sales charge (CDSC) at the time of sale of up to a maximum of 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares.

     If you have invested in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. Because of rounding of the calculation in determining the CDSC, you may pay more or less than what is shown in the chart below. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below in "Sales Charge Reductions and Waivers". Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                            Class B Deferred Charges

Redemption During:  CDSC on Shares Being Sold
------------------  -------------------------
1st year .........              5%
2nd year .........              4%
3rd year .........              3%
4th year .........              3%
5th year .........              2%
6th year .........              1%
After 6 years ....              0%

     Conversion of Class B Shares. If you have invested in Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund and Municipal Money Market Fund will be excluded from the 8-year period.

     When we convert the shares, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

     Class C Shares. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%, which will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. Based on rounding of the calculation in determining the CDSC, you may pay more or less than 1.00%. The CDSC may be waived as described below in "Sales Charge Reductions and Waivers". Class C shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash-Trust Money Market Fund will not be counted toward the 1-year period. With respect to Class C shares, you should consult with your financial advisor as to the suitability of such investment for you.

     Understanding Rule 12b-1 Fees. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  Prospectus 34

Sales Charge Reductions and Waivers
--------------------------------------------------------------------------------

     There are a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class A, Class B or Class C shares. To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial advisor or Heritage of your eligibility at the time of purchase.

     Reducing your Class A Sales Charge. Heritage offers programs designed to reduce your Class A sales charges as described in the schedule above. For purposes of calculating your sales charge, you can combine purchases of Class A shares for all Heritage mutual funds (except for the money market funds) in the following account owner relationships:

     . Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
     . Accounts opened under a single trust agreement -- including those with multiple beneficiaries;
     . Purchases made by a qualified retirement or employee benefit plan of a single employer;
     . Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

     Rights of Accumulation -- You may add the value of your previous Class A and Class B purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example if you previously purchased $20,000 of Class A or Class B shares of a Heritage mutual fund and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment. For purposes of determining your sales charge, we will apply discounts based upon the greater of the current account value or the total of all purchases less all redemptions.

     Letter of Intent -- You may purchase Class A shares of any Heritage mutual fund (except for the money market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

     Waiver of Class A Sales Charges. Class A shares may be sold at net asset value without any sales charge to:

     . Heritage, its affiliates, directors, officers and employees; any Heritage mutual fund and current and retired officers and Trustees of a fund; the subadviser of any Heritage mutual fund and its current directors, officers and employees; employees and registered financial advisors of broker-dealers that have selling arrangements with the funds' Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons' immediate relatives (spouse, parents, siblings, children -- including in-law relationships) and beneficial accounts;
     . Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Heritage. Such programs generally have other fees and expenses, so you should read any materials provided by that organization;
     . As indicated in the "Class A Sales Charges" schedule above, Class A investments of $1,000,000 or more, either as a single purchase or through the Rights of Accumulation or Letter of Intent programs above, are sold at net asset value. From its own resources, Heritage may pay the Distributor up to 1% of the purchase amount on the first $3 million and 0.80% on assets thereafter in these accounts. Such shares redeemed within 18 months of purchase are subject to a CDSC of 1% and Heritage may retain the Rule 12b-1 fees for up to 18 months. Any period of time you held shares of a Heritage money market fund will not be counted toward the 18-month period.

     Information concerning Sales Charge Reductions and Waivers can be found on our website, www.HeritageFunds.com.

                                  Prospectus 35

     CDSC Waivers. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

     .    to make certain distributions from retirement plans,
     . because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
     . to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
     . to close out shareholder accounts that do not comply with the minimum balance requirements.

     Reinstatement Privilege. If you sell Class A or Class C shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage if you decide to exercise this privilege. Because Class B shares are no longer offered for sale, proceeds from the redemption of Class B shares may not be reinvested.

How To Invest
--------------------------------------------------------------------------------

     Minimum Initial Investment. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial investment for each fund is:

                                 Minimum Initial        Subsequent
Type of Account                    Investment           Investment
---------------                  ---------------  ----------------------
Regular Account ...............      $1,000             No minimum
Periodic Investment Program ...      $   50       $50 on a monthly basis
Retirement Account ............      $  500             No minimum

     Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

     There are several ways to invest, although the availability of these services may be limited by your financial advisor or institution.

     Through Your Financial Advisor. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund's behalf.

     By Mail. You may invest in a fund directly by completing and signing the account application found in this Prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

          Heritage Asset Management, Inc.
          P.O. Box 33022
          St. Petersburg, FL 33733

     By Telephone. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the Heritage account application and attach a voided check to activate this service. This method cannot be used to open a new account.

     By Periodic Investment Program. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time.

                                  Prospectus 36

     . From Your Bank Account -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This service is only available in instances in which the transfer can be effected by electronic transfer. Complete the appropriate sections of the account application or the Heritage Direct Payment Plan form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive months or if you make regular withdrawals from your account without maintaining the minimum balance.

     . Automatic Exchange -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund's minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open.

     By Direct Deposit. You may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:


                                      ---------------------------------
          .    Bank routing number:   0   1   1   0   0   0   0   2   8
                                      ---------------------------------

                                      -----------------------------------------------------------------
          .    Account number:        7   7   0   0   1   f   f   a   a   a   a   a   a   a   a   a   a
                                      -----------------------------------------------------------------

                                      "f" represents the two digit fund code
                                      found on the Fund Selection section of the enclosed Heritage account application.

                                      "a" represents the first 10 digits of your Heritage account number. All Heritage account numbers begin with 44 or 66.

               For example if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Heritage Capital
               Appreciation Trust -- Class A, you would enter 77001414412345678.

          .    The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions below.

     By Wire. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, MA 02110
               ABA # 011-000-028
               Account # 3196-769-8
               Name of the Fund
               The class of shares to be purchased
               (Your account number assigned by Heritage)
               (Your name)

The wire instructions must contain all of the above information.

Do not mail investments or correspondence to this address.

                                  Prospectus 37

How To Sell Your Investment
--------------------------------------------------------------------------------

     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC and/or redemption fees) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

     Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC.

     Redemption Fees. A redemption fee of 2% of the value of shares sold will be imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within a set holding period (representing days since their acquisition by purchase or exchange from another Heritage mutual fund). For the International Equity fund, the holding period is thirty (30) calendar days; for all other funds, the holding period is seven (7) calendar days. For shares purchased before January 1, 2005, a redemption fee of 2% of the value of the shares sold will be imposed on shares sold (by redemption or exchange to another Heritage mutual fund) within sixty (60) calendar days of their purchase.

     The redemption fee is paid to the appropriate fund and is intended to offset the costs and market impact associated with short-term money movements. To determine the holding period, the funds will use a first-in, first-out method, meaning shares held in the account the longest are used to determine whether a redemption fee applies. Additionally, there is no redemption fee on shares acquired through the reinvestment of dividends or other distributions paid by the fund whose shares are being redeemed. The redemption fee is generally deducted from your redemption proceeds, but you may be billed if the fee is assessed after the redemption transaction.

     Except as noted below, all shareholders are subject to this fee, whether you invest directly with the funds or through a financial intermediary (e.g. broker-dealer, bank, retirement plan administrator) that maintains an omnibus account with a fund. However, because of processing limitations by many intermediaries, the redemption fee may not apply to certain redemptions from omnibus accounts. If the intermediary does not have the system capability necessary to process the redemption fee, the fund cannot track individual shareholder redemptions and will not receive the redemption fee.

     Redemption fees will be waived:

     .    To make certain distributions from retirement plans;

     .    Because of shareholder death or disability;

     .    For redemptions by other mutual funds;

     . For shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer;

     .    For shares redeemed to cover fees assessed by the fund or Heritage.

     To receive a redemption fee waiver, you or your financial advisor must advise Heritage of your eligibility at the time of the redemption or exchange. Your financial advisor or Heritage may require documentation to verify your eligibility. The funds reserve the right to modify or eliminate the terms of the redemption fee waiver.

                                  Prospectus 38

     Selling Shares. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or institution.

     Through Your Financial Advisor. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.

     By Telephone. You may sell shares from your account by telephone by calling Heritage at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

     For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

     When redeeming shares by telephone, payment of up to $50,000 can be made one of the following ways:

     . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

     . By check to your address of record, provided there has not been an address change in the last 30 calendar days.

     In Writing. You may sell shares of your fund by sending a letter of instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

     All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     A medallion signature guarantee of your request is required if the redemption is:

     .    Greater than $50,000,

     . Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

     .    Sent to a payee other than the shareholder of record, or

     . Sent to an address of record that has been changed within the past 30 calendar days.

     A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

     Payment for a written request can be made one of the following ways:

     . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request,

     .    By check, or

                                  Prospectus 39

     . By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

     Systematic Withdrawal Plan. You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor, Heritage or through our website, www.HeritageFunds.com.) and send that form to Heritage. Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

How To Exchange Your Shares
--------------------------------------------------------------------------------

     You can exchange shares of one Heritage fund for shares of the same class of any other Heritage fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, Heritage or through our website, www.HeritageFunds.com. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like-titled Heritage accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

     Shares of a Heritage money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in a Heritage fund will exchange with no additional sales charge. Each Heritage mutual fund may terminate the exchange privilege upon 60 days' notice.

     Exchanges may be subject to a redemption fee, as described above in "How to Sell Your Investment -- Redemption Fee." For purposes of determining the CDSC, Class A, Class B and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in a Heritage money market fund will not be counted for purposes of calculating the CDSC.

Account and Transaction Policies
--------------------------------------------------------------------------------

     Price of Shares. The funds' regular business days are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The share price is calculated by dividing a class' net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.

     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations or valuations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, fair valuation may be applied to such security (or class of securities) in accordance with the funds' Valuation Procedures. The Funds have retained a third party pricing service to assist in fair valuing foreign securities held in the funds' portfolios. Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus alleviating arbitraging opportunities.

                                  Prospectus 40

     In addition, a fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. As a result, the NAV of a fund's shares may change on days when shareholders will not be able to purchase or redeem a fund's shares.

     Timing of Orders. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in "good order" by the funds, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day -- normally 4:00 p.m. Eastern time -- and are executed the same day at that day's NAV. To ensure this occurs, dealers are responsible for transmitting all orders to Heritage to comply with the deadline imposed by applicable regulations.

     Account Registration Options. Heritage offers several options for registering your account. Individual, joint, trust or business accounts can be opened using the application found in this prospectus. To establish a Transfer on Death (TOD) arrangement, an additional TOD agreement is required. Additionally, Heritage offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement instead of the application found in this prospectus as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Heritage or through our website www.HeritageFunds.com.

     Good Order Requirements. For the funds to process your request, it must be in "good order". Good order means that you have provided sufficient information necessary to process your request, as outlined in this Prospectus, including any required signatures and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the fund until it meets these requirements.

     Customer Identification Procedures. The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address (not a P.O. Box), social security or other taxpayer identification number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity's behalf must provide this information. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.

     Restrictions on Orders. The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

     Internet Website. Additional information, including current fund performance and various account forms and agreements, is available on our website, www.HeritageFunds.com.

     Redemption in Kind. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

     Accounts With Below-Minimum Balances. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

     Market Timing. "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund's NAV does not fully reflect the value of the fund's holdings -- for example, when

                                  Prospectus 41
the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Market timing can be disruptive to a fund's efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase taxes, all of which could reduce the return to fund shareholders.

     The funds will not enter into agreements to accommodate frequent purchases or exchanges. In order to discourage market timing activity in the funds, redemptions and exchanges of fund shares may be subject to a redemption fee, as described above under "How to Sell Your Investment". Further, the funds and Heritage have adopted the following guidelines:

     . Heritage reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

     . Heritage may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. Heritage may consider the trading history of accounts under common ownership or control in this determination.

     . All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Heritage or through a financial intermediary. However, Heritage is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, Heritage may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the funds' policies. Heritage reserves the right to reject combined or omnibus orders in whole or in part.

     . Heritage seeks the cooperation of broker-dealers and other financial intermediaries by requesting information regarding the identity of specific investors and restricting the ability of particular investors to purchase fund shares.

     . While Heritage applies the above policies, there is no guarantee that all market timing will be detected.

     Disclosure of Portfolio Holdings. Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law. To satisfy this request, the funds have adopted a Policy on Disclosing Portfolio Holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds' Policy on Disclosing Portfolio Holdings is included in the SAI. Portfolio information can be found on our website, www.HeritageFunds.com.

Dividends, Capital Gain Distributions and Taxes
--------------------------------------------------------------------------------

     Distributions and Taxes. Each fund annually distributes to its shareholders dividends from its net investment income, except Growth and Income Trust, which distributes dividends to its shareholders quarterly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

     The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through 2008.

     Each fund may also distribute net capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

                                  Prospectus 42

     Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Heritage Mutual Fund.

     In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of Transactions                                         Tax Status and Rate
--------------------                                         -------------------
Income dividends..........................................   Ordinary income; may be eligible for 15%
                                                             maximum rate for individuals
Net short-term capital gain distributions.................   Ordinary income
Net capital gain distributions............................   Long-term capital gains; generally eligible for 15%
                                                             maximum rate for individuals
Sales or exchanges of fund shares owned for more than        Long-term capital gains or losses (capital gains rate,
  one year................................................   as described above)
Sales or exchanges of fund shares owned for one year or      Gains are taxed at the same rate as ordinary income;
  less....................................................   losses are subject to special rules

     Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class's expense ratio is lower).

     Withholding Taxes. If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the IRS a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

     Tax Reporting. If your account has taxable distributions, withholding or other activity required to be reported to the Internal Revenue Service (IRS), we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                                  Prospectus 43

Financial Highlights - Capital Appreciation Trust
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Capital Appreciation Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                             Class A Shares                              Class B Shares
                                                ----------------------------------------  ------------------------------------------
                                                           For the Years Ended                         For the Years Ended
                                                                August 31                                   August 31
                                                ----------------------------------------  ------------------------------------------
                                                 2004    2003     2002     2001    2000    2004    2003     2002     2001     2000
                                                ------  ------  -------  -------  ------  ------  ------  -------  -------   ------
Net asset value, beginning of fiscal year.....  $21.82  $18.26  $ 23.61  $ 32.41  $27.18  $20.47  $17.25  $ 22.47  $ 31.20   $26.40
                                                ------  ------  -------  -------  ------  ------  ------  -------  -------   ------
Income from Investment Operations:
  Net investment loss.........................   (0.08)  (0.12)   (0.17)   (0.16)  (0.16)  (0.26)  (0.24)   (0.31)   (0.29)   (0.29)
  Net realized and unrealized gain (loss) on
   investments................................    1.11    3.68    (5.18)   (5.44)   8.01    1.07    3.46    (4.91)   (5.24)    7.71
                                                ------  ------  -------  -------  ------  ------  ------  -------  -------   ------
  Total from Investment Operations............    1.03    3.56    (5.35)   (5.60)   7.85    0.81    3.22    (5.22)   (5.53)    7.42
                                                ------  ------  -------  -------  ------  ------  ------  -------  -------   ------
Less Distributions:
  Distributions from net realized gains.......      --      --       --    (3.20)  (2.62)     --      --       --    (3.20)   (2.62)
                                                ------  ------  -------  -------  ------  ------  ------  -------  -------   ------
Net asset value, end of fiscal year...........  $22.85  $21.82  $ 18.26  $ 23.61  $32.41  $21.28  $20.47  $ 17.25  $ 22.47   $31.20
                                                ======  ======  =======  =======  ======  ======  ======  =======  =======   ======
Total Return (%) (a)..........................    4.72   19.50   (22.66)  (18.48)  29.55    3.96   18.67   (23.23)  (19.01)   28.75

Ratios and Supplemental Data
  Expenses to average daily net assets (%)....    1.19    1.26     1.23     1.22    1.24    1.94    1.97     1.93     1.91     1.90
  Net investment loss to average daily net
   assets (%).................................   (0.39)  (0.66)   (0.80)   (0.68)  (0.55)  (1.15)  (1.37)   (1.50)   (1.36)   (1.21)
  Portfolio turnover rate (%).................      27      22       31       28      48      27      22       31       28       48
  Net assets, end of fiscal year
   ($ millions)...............................     321     248      197      233     244      36      37       32       42       43

                                                             Class C Shares
                                                ----------------------------------------
                                                           For the Years Ended
                                                                August 31
                                                ----------------------------------------
                                                 2004    2003     2002     2001    2000
                                                ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year.....  $20.46  $17.25  $ 22.46  $ 31.19  $26.39
                                                ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment loss.........................   (0.24)  (0.21)   (0.30)   (0.29)  (0.29)
  Net realized and unrealized gain (loss) on
   investments................................    1.05    3.42    (4.91)   (5.24)   7.71
                                                ------  ------  -------  -------  ------
  Total from Investment Operations............    0.81    3.21    (5.21)   (5.53)   7.42
                                                ------  ------  -------  -------  ------
Less Distributions:
  Distributions from net realized gains.......      --      --       --    (3.20)  (2.62)
                                                ------  ------  -------  -------  ------
Net asset value, end of fiscal year...........  $21.27  $20.46  $ 17.25  $ 22.46  $31.19
                                                ======  ======  =======  =======  ======
Total Return (%) (a)..........................    3.96   18.61   (23.20)  (19.02)  28.76

Ratios and Supplemental Data
  Expenses to average daily net assets (%)....    1.94    1.97     1.93     1.91    1.90
  Net investment loss to average daily net
   assets (%).................................   (1.14)  (1.37)   (1.50)   (1.37)  (1.21)
  Portfolio turnover rate (%).................      27      22       31       28      48
  Net assets, end of fiscal year
   ($ millions)...............................     111      96       67       78      74

----------
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 44

Financial Highlights - Diversified Growth Fund
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Diversified Growth Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                                Class A Shares*
                                                  ---------------------------------------
                                                         For the Fiscal Years Ended
                                                                 October 31
                                                  ---------------------------------------
                                                   2004    2003    2002     2001    2000
                                                  ------  ------  ------  -------  ------
Net asset value, beginning of fiscal year.......  $23.92  $18.21  $17.98  $ 27.46  $20.80
                                                  ------  ------  ------  -------  ------
Income from Investment Operations:
  Net investment loss...........................   (0.23)  (0.23)  (0.23)   (0.13)  (0.24)(a)
  Net realized and unrealized gain (loss) on
   investments..................................    1.57    5.94    0.46    (5.82)   9.10
                                                  ------  ------  ------  -------  ------
  Total from Investment Operations..............    1.34    5.71    0.23    (5.95)   8.86
                                                  ------  ------  ------  -------  ------
Less Distributions:
  Distributions from net realized gains.........      --      --      --    (3.53)  (2.20)
                                                  ------  ------  ------  -------  ------
Net asset value, end of fiscal year.............  $25.26  $23.92  $18.21  $ 17.98  $27.46
                                                  ======  ======  ======  =======  ======
Total Return (%) (b)............................    5.60   31.36    1.28   (23.66)  44.87

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........    1.38    1.48    1.45     1.47    1.57(a)
   Without expenses waived/recovered (%)........    1.38    1.48    1.45     1.47    1.48
  Net investment loss to average daily net
   assets (%)...................................   (0.92)  (1.14)  (1.13)   (0.63)  (0.88)
  Portfolio turnover rate (%)...................      92     152     201      249     252
  Net assets, end of fiscal year ($ millions)...      80      60      41       38      50

                                                                Class B Shares*
                                                  ----------------------------------------
                                                             For the Fiscal Years Ended
                                                                     October 31
                                                  ----------------------------------------
                                                   2004    2003    2002     2001    2000
                                                  ------  ------  ------  -------  ------
Net asset value, beginning of fiscal year.......  $22.92  $17.57  $17.48  $ 26.98  $20.61
                                                  ------  ------  ------  -------  ------
Income from Investment Operations:
  Net investment loss...........................   (0.40)  (0.37)  (0.37)   (0.28)  (0.43)(a)
  Net realized and unrealized gain (loss) on
   investments..................................    1.50    5.72    0.46    (5.69)   9.00
                                                  ------  ------  ------  -------  ------
  Total from Investment Operations..............    1.10    5.35    0.09    (5.97)   8.57
                                                  ------  ------  ------  -------  ------
Less Distributions:
  Distributions from net realized gains.........      --      --      --    (3.53)  (2.20)
                                                  ------  ------  ------  -------  ------
Net asset value, end of fiscal year.............  $24.02  $22.92  $17.57  $ 17.48  $26.98
                                                  ======  ======  ======  =======  ======
Total Return (%) (b)............................    4.80   30.45    0.51   (24.23)  43.80

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........    2.13    2.23    2.20     2.22    2.32(a)
   Without expenses waived/recovered (%)........    2.13    2.23    2.20     2.22    2.23
  Net investment loss to average daily net
   assets (%)...................................   (1.67)  (1.89)  (1.88)   (1.39)  (1.64)
  Portfolio turnover rate (%)...................      92     152     201      249     252
  Net assets, end of fiscal year ($ millions)...      22      22      16       15      19

                                                               Class C Shares*
                                                  ---------------------------------------
                                                          For the Fiscal Years Ended
                                                                   October 31
                                                  ---------------------------------------
                                                   2004    2003    2002     2001    2000
                                                  ------  ------  ------  -------  ------
Net asset value, beginning of fiscal year.......  $22.92  $17.57  $17.48  $ 26.98  $20.61
                                                  ------  ------  ------  -------  ------
Income from Investment Operations:
  Net investment loss...........................   (0.40)  (0.37)  (0.37)   (0.28)  (0.43)(a)
  Net realized and unrealized gain (loss) on
   investments..................................    1.50    5.72    0.46    (5.69)   9.00
                                                  ------  ------  ------  -------  ------
  Total from Investment Operations..............    1.10    5.35    0.09    (5.97)   8.57
                                                  ------  ------  ------  -------  ------
Less Distributions:
  Distributions from net realized gains.........      --      --      --    (3.53)  (2.20)
                                                  ------  ------  ------  -------  ------
Net asset value, end of fiscal year.............  $24.02  $22.92  $17.57  $ 17.48  $26.98
                                                  ======  ======  ======  =======  ======
Total Return (%) (b)............................    4.80   30.45    0.51   (24.23)  43.80

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........    2.13    2.23    2.20     2.22    2.32(a)
   Without expenses waived/recovered (%)........    2.13    2.23    2.20     2.22    2.22
  Net investment loss to average daily net
   assets (%)...................................   (1.68)  (1.89)  (1.88)   (1.39)  (1.62)
  Portfolio turnover rate (%)...................      92     152     201      249     252
  Net assets, end of fiscal year ($ millions)...      65      52      36       30      38

----------
* Per share amounts have been calculated using the monthly average share method.
(a) The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Heritage for Class A, B and C shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 45

Financial Highlights - Growth Equity Fund
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                            Class A Shares*                           Class B Shares*
                                               ----------------------------------------  ----------------------------------------
                                                      For the Fiscal Years Ended                 For the Fiscal Years Ended
                                                              October 31                                 October 31
                                               ----------------------------------------  ----------------------------------------
                                                2004    2003     2002     2001    2000    2004    2003     2002     2001    2000
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year....  $26.06  $22.18  $ 27.20  $ 50.91  $43.44  $24.22  $20.77  $ 25.66  $ 48.87  $42.17
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment loss........................   (0.12)  (0.05)   (0.10)   (0.18)  (0.39)  (0.30)  (0.21)   (0.28)   (0.40)  (0.77)
  Net realized and unrealized gain (loss) on
   investments...............................   (1.20)   3.93    (4.92)  (14.92)  13.33   (1.10)   3.66    (4.61)  (14.20)  12.94
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
  Total from Investment Operations...........   (1.32)   3.88    (5.02)  (15.10)  12.94   (1.40)   3.45    (4.89)  (14.60)  12.17
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Less Distributions:
  Distributions from net realized gains......      --      --       --    (8.61)  (5.47)     --      --       --    (8.61)  (5.47)
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, end of fiscal year..........  $24.74  $26.06  $ 22.18  $ 27.20  $50.91  $22.82  $24.22  $ 20.77  $ 25.66  $48.87
                                               ======  ======  =======  =======  ======  ======  ======  =======  =======  ======
Total Return (%) (a).........................   (5.07)  17.49   (18.46)  (34.31)  31.04   (5.78)  16.61   (19.06)  (34.82)  30.05

Ratios and Supplemental Data
  Expenses to average daily net assets.......    1.28    1.30     1.26     1.22    1.19    2.03    2.05     2.01     1.97    1.94
  Net investment loss to average daily net
   assets (%)................................   (0.46)  (0.22)   (0.37)   (0.53)  (0.73)  (1.22)  (0.96)   (1.12)   (1.28)  (1.48)
  Portfolio turnover rate (%)................     122     177      158      205     392     122     177      158      205     392
  Net assets, end of fiscal year
   ($ millions)..............................     103     166      117       93     135      23      29       27       40      45

                                                            Class C Shares*
                                               ----------------------------------------
                                                      For the Fiscal Years Ended
                                                              October 31
                                               ----------------------------------------
                                                2004    2003     2002     2001    2000
                                               ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year....  $24.21  $20.77  $ 25.65  $ 48.86  $42.15
                                               ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment loss........................   (0.30)  (0.21)   (0.28)   (0.40)  (0.76)
  Net realized and unrealized gain (loss) on
   investments...............................   (1.09)   3.65    (4.60)  (14.20)  12.94
                                               ------  ------  -------  -------  ------
  Total from Investment Operations...........   (1.39)   3.44    (4.88)  (14.60)  12.18
                                               ------  ------  -------  -------  ------
Less Distributions:
  Distributions from net realized gains......      --      --       --    (8.61)  (5.47)
                                               ------  ------  -------  -------  ------
Net asset value, end of fiscal year..........  $22.82  $24.21  $ 20.77  $ 25.65  $48.86
                                               ======  ======  =======  =======  ======
Total Return (%) (a).........................   (5.74)  16.62   (19.03)  (34.82)  30.09

Ratios and Supplemental Data
  Expenses to average daily net assets.......    2.03    2.05     2.01     1.97    1.94
  Net investment loss to average daily net
   assets (%)................................   (1.22)  (0.97)   (1.12)   (1.28)  (1.48)
  Portfolio turnover rate (%)................     122     177      158      205     392
  Net assets, end of fiscal year
   ($ millions)..............................      69      93       78       92     141

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 46

Financial Highlights -- Growth and Income Trust
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth and Income Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                              Class A Shares*                            Class B Shares*
                                                 ----------------------------------------  ----------------------------------------
                                                        For the Fiscal Years Ended                 For the Fiscal Years Ended
                                                               September 30                                September 30
                                                 ----------------------------------------  ----------------------------------------
                                                  2004    2003     2002     2001    2000    2004    2003     2002     2001    2000
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year......  $11.10  $ 9.07  $ 11.33  $ 15.40  $14.95  $10.88  $ 8.90  $ 11.15  $ 15.21  $14.76
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment income........................    0.16    0.12     0.11     0.15    0.19    0.07    0.04     0.02     0.04    0.08
  Net realized and unrealized gain (loss) on
   investments.................................    0.68    2.02    (2.28)   (1.59)   0.51    0.66    1.99    (2.23)   (1.55)   0.50
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
  Total from Investment Operations.............    0.84    2.14    (2.17)   (1.44)   0.70    0.73    2.03    (2.21)   (1.51)   0.58
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.14)  (0.11)   (0.09)   (0.11)  (0.25)  (0.04)  (0.05)   (0.04)   (0.03)  (0.13)
  Distributions from net realized gains........      --      --       --    (2.52)     --      --      --       --    (2.52)     --
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
  Total Distributions..........................   (0.14)  (0.11)   (0.09)   (2.63)  (0.25)  (0.04)  (0.05)   (0.04)   (2.55)  (0.13)
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, end of fiscal year............  $11.80  $11.10  $  9.07  $ 11.33  $15.40  $11.57  $10.88  $  8.90  $ 11.15  $15.21
                                                 ======  ======  =======  =======  ======  ======  ======  =======  =======  ======
Total Return (%) (a)...........................    7.57   23.82   (19.29)  (10.47)   4.74    6.73   22.82   (19.91)  (11.04)   3.95

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........    1.35    1.35     1.35     1.35    1.33    2.10    2.10     2.10     2.10    2.08
   Without expenses waived/recovered (%).......    1.50    1.61     1.59     1.48    1.33    2.25    2.36     2.34     2.23    2.08
  Net investment income to average daily net
   assets (%)..................................    1.31    1.20     0.98     1.08    1.27    0.56    0.44     0.22     0.30    0.55
  Portfolio turnover rate (%)..................      80      82       72      178      58      80      82       72      178      58
  Net assets, end of fiscal year ($ millions)..      41      36       29       33      46       7       6        4        4       4

                                                              Class C Shares*
                                                 ----------------------------------------
                                                        For the Fiscal Years Ended
                                                              September 30
                                                 ----------------------------------------
                                                  2004    2003     2002     2001    2000
                                                 ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year......  $10.88  $ 8.90  $ 11.14  $ 15.21  $14.76
                                                 ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment income........................    0.07    0.04     0.02     0.04    0.08
  Net realized and unrealized gain (loss) on
   investments.................................    0.66    1.99    (2.22)   (1.56)   0.50
                                                 ------  ------  -------  -------  ------
  Total from Investment Operations.............    0.73    2.03    (2.20)   (1.52)   0.58
                                                 ------  ------  -------  -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.04)  (0.05)   (0.04)   (0.03)  (0.13)
  Distributions from net realized gains........      --      --       --    (2.52)     --
                                                 ------  ------  -------  -------  ------
  Total Distributions..........................   (0.04)  (0.05)   (0.04)   (2.55)  (0.13)
                                                 ------  ------  -------  -------  ------
Net asset value, end of fiscal year............  $11.57  $10.88  $  8.90  $ 11.14  $15.21
                                                 ======  ======  =======  =======  ======
Total Return (%) (a)...........................    6.73   22.82   (19.83)  (11.12)   3.95

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........    2.10    2.10     2.10     2.10    2.08
   Without expenses waived/recovered (%).......    2.25    2.36     2.34     2.23    2.08
  Net investment income to average daily net
   assets (%)..................................    0.57    0.45     0.21     0.32    0.55
  Portfolio turnover rate (%)..................      80      82       72      178      58
  Net assets, end of fiscal year ($ millions)..      26      19       14       13      16

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 47

Financial Highlights - International Equity Fund
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares. Class B shares and Class C shares of the International Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                               Class A Shares*
                                                 -------------------------------------------
                                                         For the Fiscal Years Ended
                                                                 October 31
                                                 -------------------------------------------
                                                  2004    2003     2002        2001    2000
                                                 ------  ------  -------     -------  ------
Net asset value, beginning of fiscal year......  $17.93  $14.68  $ 17.14     $ 27.41  $31.56
                                                 ------  ------  -------     -------  ------
Income from Investment Operations:
  Net investment income (loss).................    0.05    0.10    (0.09)(a)   (0.13)  (0.22)
  Net realized and unrealized gain (loss) on
   investments.................................    3.12    3.15    (2.37)      (7.83)   0.51
                                                 ------  ------  -------     -------  ------
  Total from Investment Operations.............    3.17    3.25    (2.46)      (7.96)   0.29
                                                 ------  ------  -------     -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.15)     --       --          --      --
  Distributions from net realized gains........      --      --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
  Total Distributions..........................   (0.15)     --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
Net asset value, end of fiscal year............  $20.95  $17.93  $ 14.68     $ 17.14  $27.41
                                                 ======  ======  =======     =======  ======
Total Return (%) (b)...........................   17.74   22.14   (14.35)     (31.37)  (1.31)

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................    1.78    1.78     1.85(a)     1.90    1.97
   Without expenses waived (%).................    2.15    2.43     2.81        2.16    1.97
  Net investment income (loss) to average
   daily net assets (%)........................    0.24    0.63    (0.54)      (0.63)  (0.71)
  Portfolio turnover rate (%)..................     162     133      234         174      67
  Net assets, end of fiscal year
   ($ millions)................................      29      23        7           5      10

                                                               Class B Shares*
                                                 -------------------------------------------
                                                          For the Fiscal Years Ended
                                                                 October 31
                                                 -------------------------------------------
                                                  2004    2003     2002        2001    2000
                                                 ------  ------  -------     -------  ------
Net asset value, beginning of fiscal year......  $16.89  $13.94  $ 16.39     $ 26.49  $30.83
                                                 ------  ------  -------     -------  ------
Income from Investment Operations:
  Net investment income (loss).................   (0.09)  (0.03)   (0.20)(a)   (0.29)  (0.43)
  Net realized and unrealized gain (loss) on
   investments.................................    2.93    2.98    (2.25)      (7.50)   0.53
                                                 ------  ------  -------     -------  ------
  Total from Investment Operations.............    2.84    2.95    (2.45)      (7.79)   0.10
                                                 ------  ------  -------     -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.07)     --       --          --      --
  Distributions from net realized gains........      --      --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
  Total Distributions..........................   (0.07)     --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
Net asset value, end of fiscal year............  $19.66  $16.89  $ 13.94     $ 16.39  $26.49
                                                 ======  ======  =======     =======  ======
Total Return (%) (b)...........................   16.85   21.16   (14.95)     (31.86)  (2.00)

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................    2.53    2.53     2.60(a)     2.65    2.72
   Without expenses waived (%).................    2.90    3.18     3.56        2.91    2.72
  Net investment income (loss) to average
   daily net assets (%)........................   (0.46)  (0.17)   (1.30)      (1.36)  (1.46)
  Portfolio turnover rate (%)..................     162     133      237         174      67
  Net assets, end of fiscal year
   ($ millions)................................       2       1        1           1       1

                                                               Class C Shares*
                                                 -------------------------------------------
                                                         For the Fiscal Years Ended
                                                                  October 31
                                                 -------------------------------------------
                                                  2004    2003     2002        2001    2000
                                                 ------  ------  -------     -------  ------
Net asset value, beginning of fiscal year......  $16.89  $13.94  $ 16.39     $ 26.48  $30.83
                                                 ------  ------  -------     -------  ------
Income from Investment Operations:
  Net investment income (loss).................   (0.09)  (0.03)   (0.20)(a)   (0.28)  (0.44)
  Net realized and unrealized gain (loss) on
   investments.................................    2.93    2.98    (2.25)      (7.50)   0.53
                                                 ------  ------  -------     -------  ------
  Total from Investment Operations.............    2.84    2.95    (2.45)      (7.78)   0.09
                                                 ------  ------  -------     -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.07)     --       --          --      --
  Distributions from net realized gains........      --      --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
  Total Distributions..........................   (0.07)     --       --       (2.31)  (4.44)
                                                 ------  ------  -------     -------  ------
Net asset value, end of fiscal year............  $19.66  $16.89  $ 13.94     $ 16.39  $26.48
                                                 ======  ======  =======     =======  ======
Total Return (%) (b)...........................   16.85   21.16   (14.95)     (31.83)  (2.04)

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................    2.53    2.53     2.60(a)     2.65    2.72
   Without expenses waived (%).................    2.90    3.18     3.56        2.91    2.72
  Net investment income (loss) to average
   daily net assets (%)........................   (0.46)  (0.25)   (1.30)      (1.36)  (1.45)
  Portfolio turnover rate (%)..................     162     133      234         174      67
  Net assets, end of fiscal year
   ($ millions)................................      47      26       11           5       8

----------
* Per share amounts have been calculated using the monthly average share method.
(a) Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund's Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 48

Financial Highlights - Mid Cap Stock Fund
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Mid Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                                Class A Shares*
                                                 --------------------------------------------
                                                          For the Fiscal Years Ended
                                                                  October 31
                                                 --------------------------------------------
                                                  2004    2003    2002       2001       2000
                                                 ------  ------  ------     ------     ------
Net asset value, beginning of fiscal year......  $21.67  $17.99  $20.21     $23.19     $16.56
                                                 ------  ------  ------     ------     ------
Income from Investment Operations:
  Net investment loss..........................   (0.15)  (0.14)  (0.19)(a)  (0.21)(a)  (0.24)
  Net realized and unrealized gain (loss) on
   investments.................................    3.05    3.82   (1.44)      1.34       7.17
                                                 ------  ------  ------     ------     ------
  Total from Investment Operations.............    2.90    3.68   (1.63)      1.13       6.93
                                                 ------  ------  ------     ------     ------
Less Distributions:
  Distributions from net realized gains........      --      --   (0.59)     (4.11)     (0.30)
                                                 ------  ------  ------     ------     ------
Net asset value, end of fiscal year............  $24.57  $21.67  $17.99     $20.21     $23.19
                                                 ======  ======  ======     ======     ======
Total Return (%) (b)...........................   13.38   20.46   (8.50)      6.70      42.30

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........    1.20    1.28    1.27(a)    1.55(a)    1.55
   Without expenses waived/recovered (%).......    1.20    1.28    1.27       1.50       1.63
  Net investment loss to average daily net
   assets (%)..................................   (0.64)  (0.72)  (0.88)     (1.04)     (1.13)
  Portfolio turnover rate (%)..................     124     163     171        218        265
  Net assets, end of fiscal year ($ millions)..     370     217     174         56         23

                                                                 Class B Shares*
                                                 --------------------------------------------
                                                            For the Fiscal Years Ended
                                                                   October 31
                                                 --------------------------------------------
                                                  2004    2003    2002       2001       2000
                                                 ------  ------  ------     ------     ------
Net asset value, beginning of fiscal year......  $20.58  $17.21  $19.50     $22.66     $16.32
                                                 ------  ------  ------     ------     ------
Income from Investment Operations:
  Net investment loss..........................   (0.30)  (0.27)  (0.33)(a)  (0.35)(a)  (0.39)
  Net realized and unrealized gain (loss) on
   investments.................................    2.87    3.64   (1.37)      1.30       7.03
                                                 ------  ------  ------     ------     ------
  Total from Investment Operations.............    2.57    3.37   (1.70)      0.95       6.64
                                                 ------  ------  ------     ------     ------
Less Distributions:
  Distributions from net realized gains........      --      --   (0.59)     (4.11)     (0.30)
                                                 ------  ------  ------     ------     ------
Net asset value, end of fiscal year............  $23.15  $20.58  $17.21     $19.50     $22.66
                                                 ======  ======  ======     ======     ======
Total Return (%) (b)...........................   12.49   19.58   (9.18)      5.93      41.13

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........    1.95    2.03    2.02(a)    2.30(a)    2.30
   Without expenses waived/recovered (%).......    1.95    2.03    2.01       2.25       2.38
  Net investment loss to average daily net
   assets (%)..................................   (1.38)  (1.47)  (1.64)     (1.80)     (1.87)
  Portfolio turnover rate (%)..................     124     163     171        218        265
  Net assets, end of fiscal year ($ millions)..      58      53      39         13          4

                                                                Class C Shares*
                                                 --------------------------------------------
                                                          For the Fiscal Years Ended
                                                                  October 31
                                                 --------------------------------------------
                                                  2004    2003    2002       2001       2000
                                                 ------  ------  ------     ------     ------
Net asset value, beginning of fiscal year......  $20.59  $17.22  $19.51     $22.67     $16.32
                                                 ------  ------  ------     ------     ------
Income from Investment Operations:
  Net investment loss..........................   (0.31)  (0.27)  (0.33)(a)  (0.35)(a)  (0.39)
  Net realized and unrealized gain (loss) on
   investments.................................    2.88    3.64   (1.37)      1.30       7.04
                                                 ------  ------  ------     ------     ------
  Total from Investment Operations.............    2.57    3.37   (1.70)      0.95       6.65
                                                 ------  ------  ------     ------     ------
Less Distributions:
  Distributions from net realized gains........      --      --   (0.59)     (4.11)     (0.30)
                                                 ------  ------  ------     ------     ------
Net asset value, end of fiscal year............  $23.16  $20.59  $17.22     $19.51     $22.67
                                                 ======  ======  ======     ======     ======
Total Return (%) (b)...........................   12.48   19.57   (9.18)      5.93      41.19

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........    1.95    2.03    2.02(a)    2.30(a)    2.30
   Without expenses waived/recovered (%).......    1.95    2.03    2.01       2.25       2.38
  Net investment loss to average daily net
   assets (%)..................................   (1.39)  (1.46)  (1.64)     (1.80)     (1.88)
  Portfolio turnover rate (%)..................     124     163     171        218        265
  Net assets, end of fiscal year ($ millions)..     214     149     100         31         12

----------
* Per share amounts have been calculated using the monthly average share method.
(a) The years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Heritage for Class A, B and C shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 49

Financial Highlights - Small Cap Stock Fund
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Small Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                         Class A Shares*                         Class B Shares*
                                             --------------------------------------  --------------------------------------
                                                   For the Fiscal Years Ended              For the Fiscal Years Ended
                                                           October 31                              October 31
                                             --------------------------------------  --------------------------------------
                                              2004    2003    2002    2001    2000    2004    2003    2002    2001    2000
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of fiscal year..  $29.00  $21.36  $24.41  $29.17  $23.21  $26.95  $19.99  $23.11  $27.97  $22.41
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss).............   (0.16)  (0.19)   0.02   (0.11)  (0.12)  (0.37)  (0.35)  (0.15)  (0.29)  (0.33)
  Net realized and unrealized gain (loss)
   on investments..........................    3.35    7.83   (1.48)  (1.70)   6.08    3.11    7.31   (1.38)  (1.62)   5.89
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from Investment Operations.........    3.19    7.64   (1.46)  (1.81)   5.96    2.74    6.96   (1.53)  (1.91)   5.56
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains....      --      --   (1.59)  (2.95)     --      --      --   (1.59)  (2.95)     --
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of fiscal year........  $32.19  $29.00  $21.36  $24.41  $29.17  $29.69  $26.95  $19.99  $23.11  $27.97
                                             ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Total Return (%) (a).......................   11.00   35.77   (6.98)  (6.40)  25.68   10.17   34.82   (7.72)  (7.10)  24.81

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)................    1.33    1.30    1.30    1.30    1.30    2.08    2.05    2.05    2.05    2.05
   Without expenses waived (%).............    1.33    1.42    1.34    1.33    1.30    2.08    2.17    2.09    2.08    2.05
  Net investment income (loss) to average
   daily net assets (%)....................   (0.50)  (0.83)   0.06   (0.42)  (0.44)  (1.26)  (1.58)  (0.64)  (1.17)  (1.19)
  Portfolio turnover rate (%)..............      59      45      54      85      85      59      45      54      85      85
  Net assets, end of fiscal year
   ($ millions)............................     182     111      83      92     107      15      14      10      10      10

                                                         Class C Shares*
                                             --------------------------------------
                                                    For the Fiscal Years Ended
                                                            October 31
                                             --------------------------------------
                                              2004    2003    2002    2001    2000
                                             ------  ------  ------  ------  ------
Net asset value, beginning of fiscal year..  $26.96  $20.00  $23.12  $27.98  $22.42
                                             ------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss).............   (0.36)  (0.35)  (0.15)  (0.29)  (0.32)
  Net realized and unrealized gain (loss)
   on investments..........................    3.10    7.31   (1.38)  (1.62)   5.88
                                             ------  ------  ------  ------  ------
  Total from Investment Operations.........    2.74    6.96   (1.53)  (1.91)   5.56
                                             ------  ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains....      --      --   (1.59)  (2.95)     --
                                             ------  ------  ------  ------  ------
Net asset value, end of fiscal year........  $29.70  $26.96  $20.00  $23.12  $27.98
                                             ======  ======  ======  ======  ======
Total Return (%) (a).......................   10.16   34.79   (7.72)  (7.10)  24.80

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)................    2.08    2.05    2.05    2.05    2.05
   Without expenses waived (%).............    2.08    2.17    2.09    2.08    2.05
  Net investment income (loss) to average
   daily net assets (%)....................   (1.26)  (1.58)  (0.66)  (1.17)  (1.18)
  Portfolio turnover rate (%)..............      59      45      54      85      85
  Net assets, end of fiscal year
   ($ millions)............................      78      57      43      44      51

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 50

Financial Highlights -- Value Equity Fund
--------------------------------------------------------------------------------

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Value Equity Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                              Class A Shares*                           Class B Shares*
                                                 ----------------------------------------  ----------------------------------------
                                                        For the Fiscal Years Ended                 For the Fiscal Years Ended
                                                                October 31                                 October 31
                                                 ----------------------------------------  ----------------------------------------
                                                  2004    2003     2002     2001    2000    2004    2003     2002     2001    2000
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year......  $16.00  $13.43  $ 16.99  $ 20.49  $18.33  $15.62  $13.15  $ 16.70  $ 20.16  $18.06
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment income (loss).................    0.18    0.14     0.10     0.19    0.21    0.05    0.04    (0.02)    0.02    0.07
  Net realized and unrealized gain (loss) on
   investments.................................    1.54    2.50    (3.59)   (2.42)   2.48    1.49    2.43    (3.53)   (2.35)   2.45
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
  Total from Investment Operations.............    1.72    2.64    (3.49)   (2.23)   2.69    1.54    2.47    (3.55)   (2.33)   2.52
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.14)  (0.07)   (0.07)   (0.30)  (0.11)  (0.06)     --       --    (0.16)     --
  Distributions from net realized gains........      --      --       --    (0.97)  (0.42)     --      --       --    (0.97)  (0.42)
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
  Total Distributions..........................   (0.14)  (0.07)   (0.07)   (1.27)  (0.53)  (0.06)     --       --    (1.13)  (0.42)
                                                 ------  ------  -------  -------  ------  ------  ------  -------  -------  ------
Net asset value, end of fiscal year............  $17.58  $16.00  $ 13.43  $ 16.99  $20.49  $17.10  $15.62  $ 13.15  $ 16.70  $20.16
                                                 ======  ======  =======  =======  ======  ======  ======  =======  =======  ======
Total Return (%) (a)...........................   10.78   19.78   (20.63)  (11.57)  15.13    9.90   18.78   (21.16)  (12.21)  14.28

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................    1.45    1.45     1.45     1.45    1.45    2.20    2.20     2.20     2.20    2.20
   Without expenses waived (%).................    1.85    2.04     1.72     1.69    1.72    2.60    2.79     2.47     2.44    2.47
  Net investment income (loss) to average
  daily net assets (%).........................    1.03    1.02     0.60     0.94    1.14    0.27    0.29    (0.14)    0.11    0.40
  Portfolio turnover rate (%)..................       9     123       66       76      95       9     123       66       76      95
  Net assets, end of fiscal year
   ($ millions)................................      14      11       10       13      13       3       3        2        2       1

                                                              Class C Shares*
                                                 ----------------------------------------
                                                       For the Fiscal Years Ended
                                                               October 31
                                                 ----------------------------------------
                                                  2004    2003     2002     2001    2000
                                                 ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year......  $15.62  $13.16  $ 16.69  $ 20.16  $18.06
                                                 ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment income (loss).................    0.05    0.04    (0.02)    0.04    0.07
  Net realized and unrealized gain (loss) on
   investments.................................    1.49    2.42    (3.51)   (2.38)   2.45
                                                 ------  ------  -------  -------  ------
  Total from Investment Operations.............    1.54    2.46    (3.53)   (2.34)   2.52
                                                 ------  ------  -------  -------  ------
Less Distributions:
  Dividends from net investment income.........   (0.06)     --       --    (0.16)     --
  Distributions from net realized gains........      --      --       --    (0.97)  (0.42)
                                                 ------  ------  -------  -------  ------
  Total Distributions..........................   (0.06)     --       --    (1.13)  (0.42)
                                                 ------  ------  -------  -------  ------
Net asset value, end of fiscal year............  $17.10  $15.62  $ 13.16  $ 16.69  $20.16
                                                 ======  ======  =======  =======  ======
Total Return (%) (a)...........................    9.90   18.69   (21.15)  (12.26)  14.28

Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................    2.20    2.20     2.20     2.20    2.20
   Without expenses waived (%).................    2.60    2.79     2.47     2.44    2.47
  Net investment income (loss) to average daily
   net assets (%)..............................    0.29    0.27    (0.15)    0.18    0.40
  Portfolio turnover rate (%)..................       9     123       66       76      95
  Net assets, end of fiscal year
   ($ millions)................................      17      12       10       13      12

--------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                                  Prospectus 51

[LOGO] Heritage FAMILY OF FUNDS(TM)

   Account Application
   P.O. Box 33022, St. Petersburg, FL 33733, 800-421-4184, www.HeritageFunds.com
   [ ]  Use existing account #
                               -----------------------------------
        (indicate fund and class in Fund Selection section on page 2)
   [ ]  Assign new account number

     IMPORTANT. YOU MUST COMPLETE ALL 4 PAGES AND ALL OWNERS MUST SIGN THIS APPLICATION. IF YOU ARE UPDATING AN EXISTING ACCOUNT, THOSE SIGNATURES MUST BE
                                   GUARANTEED.

--------------------------------------------------------------------------------
1. Account Registration Check the type of account being opened. All information is required.
--------------------------------------------------------------------------------

Important Information About Opening a New Account: Federal law requires all financial institutions to obtain, verify, and record certain personal information -- including name, street address, social security number, and date of birth among other information -- that will be used to verify identity. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close the account.
--------------------------------------------------------------------------------

[ ] Individual or Joint Account (Joint tenancy with right of survivorship, unless indicated otherwise.)
[ ] Gift/Transfer to Minor State Established
                                             -----------------

-----------------------------------------------------------------------------   ------------------------   -----------------
Name of owner or custodian                                                      Social Security # (SSN)    Date of Birth

                                                                                                           (    )
--------------------------------------------------------------------------------------------------------   -----------------
Street Address (P.O. Boxes are not acceptable). This will be the mailing                                   Phone Number
address

-----------------------------------------------------------------------------   ------------------------   -----------------
City                                                                            State                      Zip
[ ] U.S. Citizen  [ ] Resident alien  [ ] Non-resident alien (W-8 required)     Country of residence    --------------------

-----------------------------------------------------------------------------   ------------------------   -----------------
Name of Joint owner or minor                                                    Social Security # (SSN)    Date of Birth

                                                                                                           (    )
--------------------------------------------------------------------------------------------------------   -----------------
Street Address (P.O. Boxes are not acceptable)                                                             Phone Number

-----------------------------------------------------------------------------   ------------------------   -----------------
City                                                                            State                      Zip
[ ] U.S. Citizen  [ ] Resident alien  [ ] Non-resident alien (W-8 required)     Country of residence    --------------------

[ ] For additional owners, check the box at left and provide name, address, SSN, and birth date for each on a separate page.
[ ] Check if you are an employee of the Distributor or participating broker-dealer as defined in the prospectus.
----------------------------------------------------------------------------------------------------------------------------

[ ] Trust, Business or Other Entity (Attach trust agreement, corporate resolution or other appropriate documents.)
Type of Entity: [ ] Trust  [ ] Public Corporation  [ ] Non-public corporation  [ ] Other
                                                                                         ----------------------------------

--------------------------------------------------------------------------------------------------------   -----------------
Entity Name                                                                                                Entity's TIN

                                                                                                           (    )
--------------------------------------------------------------------------------------------------------   -----------------
Street Address of Entity (P.O. Boxes are not acceptable)                                                   Phone Number

-----------------------------------------------------------------------------   ------------------------   -----------------
City                                                                            State                      Zip

-----------------------------------------------------------------------------   ------------------------   -----------------
Trustee's/Entity Representative's Name                                          Social Security # (SSN)    Date of Birth

                                                                                                           (    )
--------------------------------------------------------------------------------------------------------   -----------------
Residential Street Address of Trustee/Representative (P.O. Boxes are not                                   Phone Number
acceptable)

-----------------------------------------------------------------------------   ------------------------   -----------------
City                                                                            State                      Zip

SCAN: OPS/NEW APP                                                       Continue

--------------------------------------------------------------------------------
2. Fund Selection Choose which funds and class you are purchasing.
--------------------------------------------------------------------------------

If you do not specify a class of shares, Class A shares will be purchased. The minimum investment amount is $1,000 per fund unless you are participating in a systematic investment program.

                                    Share Class   Investment Amount
                                    A       C

      Income Funds:
[ ]   Intermediate Government     [ ] 01  [ ] 05  $
                                                    -------------
[ ]   High Yield Bond             [ ] 11  [ ] 15  $
                                                    -------------
      Equity Funds:
[ ]   Diversified Growth          [ ] 21  [ ] 25  $
                                                    -------------
[ ]   Small Cap Stock             [ ] 31  [ ] 35  $
                                                    -------------
[ ]   International Equity        [ ] 36  [ ] 37  $
                                                    -------------
[ ]   Capital Appreciation        [ ] 41  [ ] 45  $
                                                    -------------
[ ]   Mid Cap Stock               [ ] 46  [ ] 47  $
                                                    -------------
[ ]   Growth and Income           [ ] 51  [ ] 55  $
                                                    -------------
[ ]   Value Equity                [ ] 61  [ ] 65  $
                                                    -------------
[ ]   Growth Equity               [ ] 71  [ ] 75  $
                                                    -------------

      Heritage Cash Trust:
[ ]   Money Market                [ ] 91  [ ] 95  $
                                                    -------------
[ ]   Municipal Money Market      [ ] 81          $
                                                    -------------

TOTAL INVESTMENT                                  $
                                                    =============

Make your check payable to the fund and class you wish to purchase. If you're purchasing multiple funds, make the check payable to "Heritage Funds''. Your check should equal the "Total Investment" amount shown above.

--------------------------------------------------------------------------------
3. Account Options
--------------------------------------------------------------------------------

Telephone Transactions
[ ] Check this box if you DO NOT want to be able to process transactions via telephone order, as described in the prospectus.
Dividend and Capital Gain Distributions (Availability of options may be limited by your Financial Advisor.)
If none selected, all distributions will be reinvested.

Dividends:
[ ] Reinvest  [ ] Pay in cash  [ ] Pay to Heritage fund           ,
                                                        ----------
account #
          ----------

Capital Gains:
[ ] Reinvest  [ ] Pay in cash  [ ] Pay to Heritage fund           ,
                                                        ----------
account #
          ----------

Cash distributions should be sent to: [ ] Bank account specified on this application [ ] Address of record on account

Sales Charge Reductions (See prospectus for terms and limitations.)
[ ] Accounts held by you, your spouse and your minor children can be linked together for purposes of determining your sales charge. If you have accounts eligible to be linked, check this box and list them here:

--------------------------------------------------------------------------------

[ ]  Letter of Intent
     Please indicate the total you plan to invest over the next 13 months. Investments made up to 90 days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you don't complete this investment, you will be charged an additional sales charge:
     [ ] $25,000  [ ] $50,000  [ ] $100,000  [ ] $250,000  [ ] $500,000
     [ ] $1,000,000

                                                                        Continue

--------------------------------------------------------------------------------
4. Direct Payment Plan Enrollment Availability may be limited by your Financial Advisor.
--------------------------------------------------------------------------------

Use this section to link your Heritage account to your bank account. Please allow ten business days for this feature to be established. Shares will normally be received within three business days of the date you select to have your bank account debited or credited.

Bank Information (all bank account owners must sign)
ATTACH A VOIDED CHECK FROM THIS ACCOUNT IN THE SPACE PROVIDED ON THE NEXT PAGE.

                                                 (  )
-----------------------------------              -------------------------------
Bank Name                                        Bank Phone Number

-----------------------------------
City and State

-----------------------------------              -------------------------------
ABA (Routing Number)                             Account Number

--------------------------------------------------------------------------------
Name(s) on Bank Account   [ ] Checking Account   [ ] Savings Account

I hereby authorize Heritage Asset Management to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such an account through the Automated Clearing House (ACH) system, subject to the rules of the Financial Institution and the Fund. Heritage Asset Management may correct any transaction error with a debit or credit to my Financial Institution account and/or the Fund account. This authorization, including any credit or debit entries initiated thereunder, is in full force and effect until I notify Heritage Asset Management of its revocation by telephone or in writing and Heritage Asset Management has had sufficient time to act on it.

X                                       X
 -------------------  ----------------   ---------------------  ----------------
 Signature            Date               Signature              Date

Periodic Investment Program (PIP)

If you wish funds to be credited to your Heritage account from your bank account on a regular basis, complete the following.

                     Class [ ] A [ ] C                              $
-------------------                     --------------------------   -----------
Heritage Fund                           Heritage Account Number      Amount

                     Class [ ] A [ ] C                              $
-------------------                     --------------------------   -----------
Heritage Fund                           Heritage Account Number      Amount

Date [ ] 5th [ ] 15th Frequency [ ] Monthly [ ] Quarterly [ ] Semi-Annually
     [ ] Annually

Systematic Withdrawal Plan (SWP)

You can receive periodic payments from your Heritage account. The payments can be sent to your bank account, sent to you at your address of record or to another person you designate (with proper authorization). If you begin a SWP, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales charge. Should a CDSC or redemption fee apply, the liquidation will be such that you receive the requested amount, less any charges.

                   Class [ ] A [ ] B [ ] C                           $
-----------------                           -----------------------   ----------
Heritage Fund                               Heritage Account Number   Amount

Date [ ] 1st [ ] 5th [ ] 10th [ ] 20th Frequency [ ] Monthly [ ] Quarterly
     [ ] Semi-Annually [ ] Annually

Send payment to: [ ] The bank account listed above [ ] My address of record
[ ] The following payee:

-------------------------------------   ----------------------------------------
Payee Name                              Payee Account Number (if applicable)

--------------------------------------------------------------------------------
Payee Address, City, State, Zip

If payment is made to a payee other than the shareholder of record at the address of record, the signature(s) of all account owners in Section 5 must be accompanied by a signature guarantee (see prospectus).

                                                                        Continue

--------------------------------------------------------------------------------

Tape a preprinted voided check here. Deposit slips can only be used for savings accounts.

                                  DO NOT STAPLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Signatures and Taxpayer Identification Certification (All account owners must sign.)
--------------------------------------------------------------------------------

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I certify that the information provided is accurate and understand that it will be used to verify my identity. I understand that certain redemptions may be subject to a contingent deferred sales charge. I agree that the Fund, Heritage, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to Federal backup withholding.

Taxpayer Identification Number Certification (U.S. Persons only. Non-U.S. Persons must include form W-8):Under penalties of perjury, I certify that: (1) The number (TIN) shown on this form is my correct TIN (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because
(a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (includes a U.S. resident alien). You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X                                       X
 -------------------  ----------------   ---------------------  ----------------
 Signature            Date               Signature              Date

If you are changing an existing account or adding a payee to your account other than the shareholder of record at the address of record, the signatures of all account owners must be accompanied by a medallion signature guarantee.
Place signature guarantee medallion in the space provided to the right
See the prospectus for more information.

--------------------------------------------------------------------------------
6.   Financial Advisor Information
--------------------------------------------------------------------------------

This purchase of shares complies with the current prospectus(es) for the fund(s) selected above and with the terms of the selling agreement with the Distributor. We agree to notify the Distributor of any purchases which may be eligible for a reduced or waived sales charge. We guarantee the signatures on this application and the legal capacity of the signers.

                           (  )                  X
------------------------   -------------------    ------------------------------
Financial Advisor's Name   Branch Phone Number    Registered Principal Signature

--------------------------------------------------------------------------------
Branch Address, City, State, ZIP

--------------------------------   ---------------------------------------------
Dealer name                        Dealer/Branch/Advisor Number

                                                                    GRAPHIC Done

                            PRIVACY NOTICE TO CLIENTS
                           OF HERITAGE FAMILY OF FUNDS

     Heritage Asset Management and Heritage Family of Funds (collectively "Heritage") are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

Information about you that we collect:
--------------------------------------------------------------------------------

     We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

Our use of information about you:
--------------------------------------------------------------------------------

     We may share information about you with affiliated companies of Heritage Asset Management and with parties that provide other services to us, and with certain financial institutions with whom we have joint marketing arrangements. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

How we protect your confidential information:
--------------------------------------------------------------------------------

     Heritage has policies that restrict access to non-public personal information about you to those employees who have need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

                                      PN-1                        Privacy Notice

                              FOR MORE INFORMATION

     More information on the funds is available free upon request, including the following:

   Annual/Semiannual Reports. Provides additional information about the funds' investments, describes each fund's performance, and contains letters from the fund managers discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during that period.

   Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

    To obtain information or make an inquiry, contact Heritage Mutual Funds:

By mail:      P.O. Box 33022
              St. Petersburg, Florida 33733
By telephone: (800) 421-4184
By internet:  www.HeritageFunds.com

    These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
 Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the
  EDGAR Database on the SEC's internet website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      Heritage offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide.
  To enroll in this service, visit www.HeritageFunds.com. Further, to eliminate unnecessary duplication, and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the
   Prospectus or other shareholder reports for each shareholder with the same mailing address, please call (800) 421-4184 or send an Email to:
                        ClientServices@HeritageFunds.com.

   The funds' Investment Company and Securities Act registration numbers are:

Heritage Capital Appreciation Trust   811-4338    2-98634
Heritage Growth and Income Trust      811-4767    33-7559
Heritage Series Trust                 811-7470   33-57986

No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

249M 01/05

                                  Prospectus 52

              Would you like to receive future mailings via E-Mail?
                           If so, please let us know.
                     Visit www.HeritageFunds.com to enroll.

                       STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE EQUITY FUNDS



      o  CAPITAL APPRECIATION TRUST         o   INTERNATIONAL EQUITY FUND
      o  DIVERSIFIED GROWTH FUND            o   MID CAP STOCK FUND
      o  GROWTH EQUITY FUND                 o   SMALL CAP STOCK FUND
      o  GROWTH AND INCOME TRUST            o   VALUE EQUITY FUND




      This Statement of Additional Information ("SAI") dated January 3, 2005 should be read in conjunction with the Prospectus dated January 3, 2005, describing the shares of the Capital Appreciation Trust, the Growth and Income Trust and the six series of the Heritage Series Trust, which are the Diversified Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, and the Value Equity Fund (each a "fund" and, collectively, the "funds"). Each fund currently offers Class A and Class C Shares. Class B shares are no longer offered for sale. However, Class B shares may continue to be acquired through exchange from Class B shares of another Heritage mutual fund and dividend reinvestment.

      This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds' Prospectus. In other words, this SAI is legally part of the funds' Prospectus.

      The financial statements for the Capital Appreciation Trust for the fiscal year ended August 31, 2004, the financial statements for the Growth and Income Trust for the fiscal year ended September 30, 2004, and the financial statements for the six series of Series Trust for the fiscal year ended October 31, 2004 are herein incorporated by reference to the funds' Annual Reports to Shareholders dated August 31, 2004, September 30, 2004 and October 31, 2004, respectively. To receive a copy of the Prospectus or annual and semiannual reports to shareholders, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.








                         HERITAGE ASSET MANAGEMENT, INC.
               880 Carillon Parkway, St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

I.      GENERAL INFORMATION....................................................1
II.     INVESTMENT INFORMATION.................................................1
        A.     Investment Policies and Strategies..............................1
        B.     Industry Classifications.......................................21
III.    INVESTMENT LIMITATIONS................................................21
        A.     Fundamental Investment Policies................................21
        B.     Fundamental Policies Unique to International Equity............23
        C.     Fundamental Policies Unique to Growth and Income...............23
        D.     Non-Fundamental Investment Policies............................24
        E.     Non-Fundamental Policies Unique to Capital Appreciation........25
        F.     Non-Fundamental Policies Unique to Small Cap...................25
IV.     NET ASSET VALUE.......................................................25
V.      INVESTING IN THE FUNDS................................................26
VI.     INVESTMENT PROGRAMS...................................................26
        A.     Retirement Plans...............................................26
        B.     Right of Accumulation..........................................27
        C.     Class A Letter of Intent.......................................28
VII.    CONVERSION OF CLASS B SHARES..........................................28
VIII.   REDEEMING SHARES......................................................28
        A.     Receiving Payment..............................................29
        B.     Telephone Transactions.........................................29
        C.     Systematic Withdrawal Plan.....................................30
        D.     Distribution from Retirement Plans ............................30
        E.     Redemptions in Kind............................................31
        F.     Frequent Purchases and Redemptions of Fund Shares..............31
IX.     DISCLOSURE OF PORTFOLIO HOLDINGS......................................31
X.      EXCHANGE PRIVILEGE....................................................32
XI.     TAXES.................................................................33
XII.    SHAREHOLDER INFORMATION...............................................37
XIII.   FUND INFORMATION......................................................37
        A.     Management of the Funds........................................37
        B.     Five Percent Shareholders......................................43
        C.     Proxy Voting Policies and Procedures...........................44
        D.     Investment Adviser and Administrator; Subadvisers..............45
        E.     Portfolio Turnover and Brokerage Practices.....................52
        F.     Distribution of Shares.........................................55
        G.     Administration of the Funds....................................57
        H.     Potential Liability............................................58
        APPENDIX A - FUND INVESTMENT TABLE...................................A-1

                                       i
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        APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS...............B-1

I.    GENERAL INFORMATION
      -------------------

      The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Growth and Income Trust ("Growth and Income") and the Heritage Series Trust ("Series Trust") (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, and October 28, 1992, respectively.

      Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation and Growth and Income (prior to July 2, 2001, named the Income-Growth Trust) each offer shares through a single investment portfolio.
Series Trust currently offers its shares through six separate investment portfolios: the Diversified Growth Fund ("Diversified Growth") (prior to January 2, 2004, named Aggressive Growth Fund), the Growth Equity Fund ("Growth Equity"), the International Equity Fund ("International Equity") (prior to July 1, 2002, named Eagle International Equity Portfolio), the Mid Cap Stock Fund ("Mid Cap") (prior to January 3, 2000, named the Mid Cap Growth Fund), the Small Cap Stock Fund ("Small Cap"), and the Value Equity Fund ("Value Equity"). Each fund currently offers two classes of shares, Class A shares sold subject to a 4.75% maximum front-end sales charge ("Class A shares") and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). Class B shares may only be acquired through exchange from Class B shares of another Heritage mutual fund and dividend reinvestment. A redemption fee of 2% of the value of shares sold will be imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within a set holding period (representing days since their acquisition by purchase or exchange from another Heritage mutual fund). For International Equity, the holding period is thirty
(30) calendar days; for all other funds, the holding period is seven (7) calendar days. For shares purchased before January 1, 2005, a redemption fee of 2% of the value of the shares sold will be imposed on shares sold (by redemption or exchange to another Heritage mutual fund) within sixty (60) calendar days of their purchase.

      Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.   INVESTMENT INFORMATION
      ----------------------

      A.   INVESTMENT POLICIES AND STRATEGIES
           ----------------------------------

      This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. In general, Capital Appreciation, Diversified Growth and Growth and Income will each invest at least 65% of its net assets in equity securities, common stocks, income-producing securities or foreign securities. Growth Equity, International Equity, and Value Equity generally will each invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. International Equity will primarily invest in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. Mid Cap generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of medium-capitalization companies, each of which has a total market capitalization of between $500 million and $10 billion ("mid cap companies"). Small Cap generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies, each of which has a total market capitalization of less than $2 billion ("small cap companies"). The remainder of a fund's assets may be invested in the other securities specified below. At APPENDIX A you will find a FUND INVESTMENT TABLE that provides information regarding the extent to which each fund may invest in a specific security or instrument. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

      EQUITY SECURITIES:

      COMMON STOCKS. Each fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      CONVERTIBLE SECURITIES. Each fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

      PREFERRED STOCK. Each fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REAL ESTATE INVESTMENT TRUSTS ("REITs"). Each fund may invest in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

      WARRANTS AND RIGHTS. Each fund may purchase warrants and rights, which are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The funds currently do not intend to invest more than 5% of their respective net assets in warrants. International Equity also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without limitation.

      DEBT SECURITIES:

      DEBT SECURITIES. Each fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

      Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

      INVESTMENT GRADE/LOWER RATED SECURITIES:

      INVESTMENT GRADE SECURITIES. Each fund may invest in securities rated investment grade. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by a fund's subadviser. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund's best interest.

      LOWER RATED / HIGH-YIELD SECURITIES. Diversified Growth, International Equity, Growth and Income, Mid Cap and Small Cap may invest in securities rated below investment grade, I.E., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. Diversified Growth, Mid Cap and Small Cap currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities. International Equity may invest up to 10% of its net assets in lower rated/high-yield securities.

      RISK FACTORS OF LOWER RATED / HIGH-YIELD SECURITIES:
      ----------------------------------------------------

      INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes and, thus, in a fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

      In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.

      CREDIT RISK. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. A fund's subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund' subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. See APPENDIX B for a description of corporate debt ratings.

      LIQUIDITY RISK. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may affect adversely the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or subadviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a fund.

      SHORT-TERM MONEY MARKET INSTRUMENTS:

      BANKERS' ACCEPTANCES. Each fund may invest in bankers' acceptances. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.

      Growth and Income may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

      CERTIFICATES OF DEPOSIT ("CDs"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Each fund, except International Equity, may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. International Equity may invest only in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

      REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

      REPURCHASE AGREEMENTS. Each fund may invest in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

      The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the funds invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian, State Street Bank and Trust Company ("Custodian").

      REVERSE REPURCHASE AGREEMENTS. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.

      U.S. GOVERNMENT AND ZERO COUPON SECURITIES:

      U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      ZERO COUPON SECURITIES. Growth and Income may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

      FOREIGN SECURITIES EXPOSURE:

      DEPOSITARY RECEIPTS. Each fund may invest in sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

      EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities.

      EURO/YANKEE BONDS. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

      EURODOLLAR CERTIFICATES. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

      FOREIGN SECURITIES. Each fund may invest in foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter ("OTC") markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.

      International Equity may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the United States and other developed countries, emerging markets countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

      Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

      No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

      Because investments in foreign companies usually will involve currencies of foreign countries and because Diversified Growth, Capital Appreciation, Growth Equity, Growth and Income and Value Equity may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates. Capital Appreciation, Growth Equity, Growth and Income and Value Equity may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract").

      AMERICAN DEPOSITARY RECEIPTS ("ADRS"):

      Each fund may invest in both sponsored and unsponsored ADRs. ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

      ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

      HEDGING INSTRUMENTS - FUTURES, FORWARDS, OPTIONS AND HEDGING TRANSACTIONS:

      General Description. Each fund, except Small Cap, may use certain financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

      The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Hedging Instruments may be limited by tax considerations. See "Taxes." Pursuant to claims for exemption filed with the National Futures Association on behalf of each fund, except Small Cap, each fund is not deemed to be a "commodity pool operator" or a "commodity pool" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

      In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A fund's subadviser may utilize these opportunities to the extent that it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. Although a fund may be permitted to use a variety of

Hedging Instruments, each fund presently intends to purchase and sell and use for hedging or investment purposes those Hedging Instruments as specified and discussed in the sections that follow.

      SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

           (1) Successful use of most Hedging Instruments depends upon a fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

           (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

           To compensate for imperfect correlation, a fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

           (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

           (4) As described below, each fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

           COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund's Custodian, in the prescribed amount.

           Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

      OPTIONS

      Each fund, except Small Cap, may use for hedging or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Growth and Income may only purchase and sell call options on securities, and write covered call options on securities as discussed below. Certain special characteristics of and risks with these strategies are discussed below.

           CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

           The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

           Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

           Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

           The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

           A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

           In considering the use of options, particular note should be taken of the following:

           (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

           (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.
Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

           (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

           Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

           With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

           (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

           (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

           Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

           If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

           As noted above, Growth and Income and Value Equity may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth and Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. For Value Equity, its investment in covered call options may not exceed 10% of the fund's total assets.

           The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

      FUTURES AND OPTIONS ON FUTURES

      Growth Equity and Value Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes. International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes. Mid Cap does not anticipate using futures or options on futures at this time.

      GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

      A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

      Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

      Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      FOREIGN CURRENCY HEDGING STRATEGIES. Growth Equity and Value Equity may use options and futures on foreign currencies and International Equity may only use futures on foreign currencies.

      Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging
Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. If the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. Each fund, except Small Cap, may enter into forward currency contracts as discussed below. Growth Equity and Value Equity may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not exceeding 5% of their respective assets. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. International Equity generally will not enter into a forward contract with a term of greater than one year.

      A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      Forward currency transactions may serve as long hedges - for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

      Growth  and  Income  and  International  Equity  may enter  into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. International Equity may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

      In addition, Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity may use forward currency contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

      Growth and Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

      Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      In addition, International Equity, Growth Equity, Growth and Income and Value Equity may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.

      The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the original contract. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      COMBINED   TRANSACTIONS.   A  fund  may  purchase  and  write  options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      SWAPS, CAPS, FLOORS AND COLLARS

      Among the transactions into which International Equity may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between or among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of a reference index. The purchaser of a cap is entitled to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchaser of a floor is entitled the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate of amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      International Equity will usually enter into swaps on a net basis, i.e., the two payment systems are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the fund's subadviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from any other NRSRO or is determined to be of equivalent credit quality by the fund's subadviser. If there is a default by the counterpary, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

      International Equity may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

      International Equity may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterpary referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

      OPTIONS ON SWAP AGREEMENTS

      International Equity may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option the fund will become obligated according to the terms of the underlying agreement.

      FORWARD COMMITMENTS:

      International Equity and Growth and Income may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Growth and Income currently has no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID AND RESTRICTED SECURITIES:

      Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity will not purchase or otherwise acquire any illiquid security, including repurchase agreements maturing in more than seven days, if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Diversified Growth, Mid Cap and Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The funds presently have no intention of investing more than 5% of their respective assets in illiquid securities.

      OTC options and their underlying collateral are currently considered to be illiquid investments. Growth Equity, Growth and Income, Mid Cap and Value Equity may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. These securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

      OTHER INVESTMENT COMPANIES AND INDEX SECURITIES:

      INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. International Equity may invest up to 10% of its assets in securities of closed-end investment companies that invest in foreign markets. See "Foreign Securities Exposure" for a discussion of the risks of investing in foreign securities.

      INDEX SECURITIES. Each fund may invest in Standard and Poor's Depositary Receipts, Standard and Poor's MidCap 400 Depositary Receipts, and other similar index securities, which are considered investments in other investment companies ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index securities may not be equivalent to the PRO RATA value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

      OTHER INVESTMENT PRACTICES:

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. International Equity may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when International Equity anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When International Equity purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of International Equity's when-issued or delayed delivery commitments or
(2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. International Equity will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, International Equity may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, International Equity will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Equity's payment obligation).

      LOANS OF PORTFOLIO SECURITIES. Mid Cap, Value Equity, Growth Equity and Growth and Income may loan portfolio securities to qualified broker-dealers. International Equity may loan portfolio securities to broker-dealers or other financial institutions. The collateral for a fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.

      TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes during anticipated periods of general market decline, each fund, other than International Equity, may invest up to 100% of its net assets in money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank CDs and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's. For a description of S&P or Moody's commercial paper and corporate debt ratings, see APPENDIX B. Each fund also may take positions that are consistent with its principal investment strategies.

      In addition, for temporary defensive purposes, International Equity may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities or U.S. issuers and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

      B.   INDUSTRY CLASSIFICATIONS
           ------------------------

      For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P. except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified in one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals). If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or, with respect to International Equity, classifications determined by the Financial Times Stock Exchange International.

III.  INVESTMENT LIMITATIONS
      ----------------------

      A.   FUNDAMENTAL INVESTMENT POLICIES
           -------------------------------

      In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or
(2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      DIVERSIFICATION. With respect to 100% of the total assets of Capital Appreciation and with respect to 75% of the total assets of the other funds, no fund may invest more than 5% of that fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.

      INDUSTRY CONCENTRATION. No fund may purchase securities if, as a result of such purchase, more than 25% of the value of such fund's total assets would be invested in any one industry; however, this restriction does not apply to U.S. Government securities.

      BORROWING MONEY. No fund may borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing is limited as follows:

      (1) Growth and Income may not borrow money except from banks. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the fund's total assets at the time the borrowing is made. The fund may not make additional investments when borrowings exceed 5% of the fund's total assets.

      (2) Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the fund do not exceed 5% of the fund's total assets.

      (3) Diversified Growth, International Equity, Growth Equity, Mid Cap, Small Cap and Value Equity may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

      (4) International Equity will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of International Equity's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, International Equity may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the currency value of International Equity's total assets.

      ISSUING SENIOR SECURITIES. No fund may issue senior securities, except as permitted by the investment objective, policies, and investment limitations of the fund, except that (1) Diversified Growth may engage in transactions involving forward currency contracts or other financial instruments (2) International Equity, Growth Equity, Mid Cap and Value Equity may engage in transactions involving options, futures, forward currency contracts, or other financial instruments, as applicable and (3) Growth and Income may purchase and sell call options and forward contracts.

      UNDERWRITING. Subject to the following exceptions, no fund may underwrite the securities of other issuers: (1) Diversified Growth, International Equity, Growth Equity and Small Cap may underwrite securities to the extent that, in connection with the disposition of portfolio securities, that fund may be deemed to be an underwriter under federal securities laws and (2) Capital Appreciation and Growth and Income may invest not more than 5% and Diversified Growth, Mid Cap, and Small Cap may invest not more than 15% of their respective net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act.

      INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. With the following exceptions, no fund may invest in commodities, commodity contracts or real estate (including real estate limited partnerships, in the case of all the funds except Growth and Income and International Equity): (1) the funds may purchase securities issued by companies that invest in or sponsor such interests, (2) Diversified Growth may purchase and sell forward currency contracts and other financial instruments, (3) Growth Equity and Value Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments, (4) International Equity may purchase and sell forward contracts, futures contracts, options and foreign currency, (5) International Equity and Growth and Income may purchase securities that are secured by interests in real estate, (6) Growth and Income may write and purchase call options, purchase and sell forward contracts and engage in transactions in forward commitments and (7) Capital Appreciation, International Equity, Growth Equity, Growth and Income, Small Cap and Value Equity may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.

      LOANS. No fund may make loans, except that each fund except International Equity may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed (and, in the case of Growth and Income, privately placed) notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where the fund may enter into repurchase agreements as permitted under that fund's investment policies (3) Mid Cap, Value Equity and Growth Equity may make loans of portfolio securities as described in this SAI. International Equity may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of International Equity's portfolio securities.

      B.   FUNDAMENTAL POLICIES UNIQUE TO INTERNATIONAL EQUITY
           ---------------------------------------------------

      International Equity has adopted the following fundamental policies that can be changed only by shareholder vote:

      MARGIN PURCHASES. International Equity will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by International Equity of initial or variation margin in connection with futures contracts, forward contracts or options are not considered the purchase of a security on margin.)

      SHORT SALES. International Equity will not make short sales of securities or maintain a short position, except that International Equity may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and International Equity may sell short "against the box." As a matter of nonfundamental investment policy, International Equity will not sell securities short "against the box."

      C.   FUNDAMENTAL POLICIES UNIQUE TO GROWTH AND INCOME
           ------------------------------------------------

      Growth and Income has adopted the following fundamental policies that can be changed only by shareholder vote:

      LOANS OF PORTFOLIO SECURITIES. Growth and Income may not lend portfolio securities amounting to more than 25% of its total assets.

      MARGIN PURCHASES. Growth and Income may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

      D.   NON-FUNDAMENTAL INVESTMENT POLICIES
           -----------------------------------

      Each fund has adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

      INVESTING IN ILLIQUID SECURITIES. Diversified Growth and Small Cap may not invest more than 15%, and Capital Appreciation, Growth and Income and Value Equity may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Growth and Income, privately placed securities.

      Growth Equity and International Equity may not invest more than 10%, and Mid Cap may not invest more than 15% of their net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.

      SELLING SHORT AND BUYING ON MARGIN. Diversified Growth, Capital Appreciation, Growth Equity, Mid Cap, Small Cap and Value Equity may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. In addition, Diversified Growth, Growth Equity, Mid Cap and Value Equity may make margin deposits in connection with its use of options, futures contracts and forward currency contracts, as applicable. In addition, Growth Equity and Mid Cap may sell short "against the box." International Equity will not sell securities "short against the box."

      INVESTING IN INVESTMENT COMPANIES. Diversified Growth, Growth and Income, Mid Cap, Small Cap and Value Equity may not invest in securities issued by other investment companies except as permitted by the 1940 Act.

      Capital Appreciation may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission is involved and only if immediately thereafter not more than 5% of Capital Appreciation's total assets (taken at market value) would be invested in such securities.

      Growth Equity may not invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

      International Equity may not invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. In addition, International Equity may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by International Equity's shareholders. International Equity may incur duplicate advisory or management fees when investing in another mutual fund.

      E.   NON-FUNDAMENTAL POLICIES UNIQUE TO CAPITAL APPRECIATION
           -------------------------------------------------------

      Capital Appreciation has adopted the following non-fundamental policies:

      OPTION WRITING. Capital Appreciation may not write put or call options.

      PLEDGING. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

      F.   NON-FUNDAMENTAL POLICIES UNIQUE TO SMALL CAP
           --------------------------------------------

      Small Cap has adopted the following non-fundamental policy:

      OPTION WRITING. Small Cap may not write put or call options.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.   NET ASSET VALUE
      ---------------

      The net asset value per share of Class A shares, Class B shares and Class C shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day"). The NYSE normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

           LISTED SECURITIES. A security listed or traded on the NYSE is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. A security listed on the Nasdaq Stock Market is valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

           OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.

           FOREIGN ASSETS. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally, a "significant event" affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If a "significant event" materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Heritage or a third-party under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

           SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

           FAIR VALUE ESTIMATES. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by a Valuation Committee of Heritage consistent with procedures established by and under the general supervision and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

      The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' net asset values per share are not calculated. Calculation of net asset value of Class A shares, Class B shares and, Class C shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

V.    INVESTING IN THE FUNDS
      ----------------------

      Class A shares and Class C shares are sold at their next determined net asset value on Business Days. Class B shares are no longer offered for sale. However, Class B shares may continue to be acquired through exchange from Class B shares of another Heritage mutual fund and dividend reinvestment. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

VI.   INVESTMENT PROGRAMS
      -------------------

      A.   RETIREMENT PLANS
           ----------------

      HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited deductible contributions to an IRA through the purchase of shares of a fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to a maximum of $3,000 for 2004 ($4,000 for 2005) and $6,000 ($8,000 for 2005) if such contributions also are made for a nonworking spouse and a joint return is filed. Individuals who are age 50 or over by the end of any year may make additional special "catch up" contributions up to a maximum of $500 per year. These limits apply only to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified above. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a Roth IRA although contributions to this type of account are nondeductible, withdrawals from it will not be taxable under certain circumstances. A separate agreement is required to establish a Heritage IRA. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on a Heritage IRA, please contact Heritage.

      OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      B.   RIGHT OF ACCUMULATION
           ---------------------

      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A and Class B shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children purchasing Class A or Class B shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A or Class B shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A "purchase" also may include Class A or Class B shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

      The applicable Class A shares initial sales charge will be based on the total of:

           (i)   the investor's current purchase;

           (ii) the net asset value (at the close of business on the previous day) of (a) all Class A and Class B shares of a fund held by the investor and
(b) all Class A and Class B shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

           (iii) the net asset value of all Class A and Class B shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

      C.   CLASS A LETTER OF INTENT
           ------------------------

      Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII.  CONVERSION OF CLASS B SHARES
      ----------------------------

      Class B shares of a fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes, the date of purchase order acceptance means (i) the date on which the Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

VIII. REDEEMING SHARES
      ----------------

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      A.   RECEIVING PAYMENT
           -----------------

      If a request for redemption is received by a fund before the closing of regular trading on the Exchange (usually 4:00 p.m. Eastern time) on a Business Day, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC and/or redemption fee. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC and/or redemption fee. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

      If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC and/or redemption fee. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor the next business day.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor or to Heritage.

      A redemption request will be considered to be received in "good order" if:

      o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

      o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

      o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

      o the signatures on any written redemption request of $50,000 have been guaranteed by a participant in our medallion signature guarantee programs (STAMP, SEMP).

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC and/or redemption fee, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

      B.   TELEPHONE TRANSACTIONS
           ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. A fund, Heritage, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Heritage, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      C.   SYSTEMATIC WITHDRAWAL PLAN
           --------------------------

      Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC or redemption fee apply, the liquidation will be such that you receive the requested amount less any charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made in less than one year of the date of purchase, will be charged a CDSC of 1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, Heritage and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

      D.   DISTRIBUTION FROM RETIREMENT PLANS
           ----------------------------------

      The CDSC and/or redemption fee is currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; or (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability.

      E.   REDEMPTIONS IN KIND
           -------------------

      A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

      F.   FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
           -------------------------------------------------

      "Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Heritage has no formal or informal arrangements to allow customers to trade in the funds frequently. In order to detect market timing activity in the funds, Heritage and the funds have implemented a redemption fee on redemptions and exchanges of fund shares. In addition, Heritage monitors trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Heritage has adopted a Market Timing Policy, described in the funds' prospectus, to deter such activity.

IX.   DISCLOSURE OF PORTFOLIO HOLDINGS
      --------------------------------

      The funds' policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of nonpublic information. To this extent, neither the funds or Heritage will provide portfolio holdings information to any individual, investor or other person unless specifically authorized by the funds' Chief Compliance Officer ("CCO") or as described below.

      Each fund's top 20 portfolio holdings will be posted on the funds' website no earlier than 5 business days after a calendar month's end and the full portfolio holdings (security name and percentage of total net assets) will be posted no earlier than 5 business days after a calendar quarter's end and will be available upon request to the funds' shareholders. In addition, each fund's portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semi-annual and annual periods. See the Prospectus under "Account and Transaction Policies" for more information regarding public disclosure of the funds' portfolio holdings.

      The funds' Board of Trustees, officers and certain Heritage employees, including fund accounting, compliance, administration personnel and members of certain Heritage committees or groups, have regular access to the funds' portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Heritage's code of ethics, all Heritage personnel must annually certify to compliance with the funds' policy. The CCO may approve access to the funds' portfolio holdings by other persons in Heritage for a limited period of time upon determining that the access is in the best interest of the funds' shareholders.

      The funds' Subadvisers also have regular access to the funds' portfolio holdings and must protect the confidentiality of the funds' portfolio holdings. The funds, Heritage and the Subadvisers are prohibited from entering into any arrangement to disclose the funds' portfolio holdings for compensation or any other type of consideration.


      The CCO may provide an Authorized Service Provider with access to a Fund's portfolio holdings more frequently that is publicly available after a determination by the CCO that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement. An Authorized Service Provider may include the Funds' subadvisers and custodian.

      Pursuant to arrangements with third-party vendors, Heritage's fund accounting personnel provide the funds' portfolio holdings information to Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poors, Thompson Financial Services, Inc., and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third-party vendors is available no earlier than 5 days after calendar month or quarter end.

      The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO's response will be documented in writing, provided to Heritage's compliance department for approval and posted on the funds' website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds' website. All ad hoc disclosure requests will be reported to the funds' Board at its next meeting.

      In the event portfolio holdings disclosure made pursuant to the Policy present a conflict of interest between the funds' shareholders and Heritage, a Subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

      The CCO will make an annual report to the funds' Board on the operation and effectiveness of the Policy and any changes thereto.

X.    EXCHANGE PRIVILEGE
      ------------------

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      If you or your Financial Advisor are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

XI.   TAXES
      -----

      GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, all or part of those dividends may be subject to a maximum federal tax rate of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently acquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by that fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

      Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. A portion of the dividends (but not the capital gain distributions) each fund pays (an insubstantial portion in the case of International Equity), may be eligible for the 15% maximum Federal income tax rate applicable to dividends that individuals receive through 2008 (enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")). The eligible portion may not exceed the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, unless that aggregate is at least 95% of its gross income (as specially computed), in which case the entire dividend will qualify. In addition, the availability of the 15% rate is subject to certain holding period, debt-financing and other restrictions imposed with respect to the shares on which the dividends are paid. A portion of a fund's dividends - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. As a result of enactment of the 2003 Act, any distributions a fund makes of net capital gain, will be subject to a 15% maximum federal income tax rate for individual shareholders. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for that maximum rate. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. It is anticipated that only International Equity will be eligible for this election. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income. International Equity, if it makes this election, will report to its shareholders shortly after each taxable year their respective shares of the fund's income from sources within foreign countries and U.S. possessions and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to Federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

      HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      ORIGINAL ISSUE DISCOUNT SECURITIES. Growth and Income may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, Growth and Income must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Growth and Income annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Growth and Income's cash assets or from the proceeds of sales of portfolio securities, if necessary. Growth and Income may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Investors are advised to consult their own tax advisers regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the Federal tax treatment described above.

XII.  SHAREHOLDER INFORMATION
      -----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares, Class C shares of each fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Capital Appreciation, Growth and Income and Heritage Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XIII. FUND INFORMATION
      ----------------

      A.   MANAGEMENT OF THE FUNDS
           -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF THE TRUSTEES AND OFFICERS. The following is a list of each Trust's Trustees and officers with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA") and Heritage, the length of service to the Trusts, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trusts. Each Trustee serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund
Complex: Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of twelve portfolios.

                          Position, Term
                          of Office and
                          Length of Time      Principal Occupation      Number of         Other
Name, Address and Age         Served        During Past Five Years   Portfolios in   Directorships
---------------------     ---------------   ----------------------      Heritage     -------------
                                                                       Mutual Fund
                                                                         Complex
                                                                       Overseen by
                                                                         Trustee
                                                                         -------
AFFILIATED TRUSTEES:      TERM:  Lifetime
                          of Trust until
                          removal,
                          resignation or
                          retirement**


Thomas A. James* (62)     Trustee since     Chairman of the Board          12           Outback
880 Carillon Parkway      1985***             since 1986; Chief                       Steakhouse,
St. Petersburg, FL                           Executive Officer of                        Inc.
33716                                          RJF since 1969;
                                            Chairman of the Board
                                              of RJA since 1986;
                                            Chairman of the Board
                                                of Eagle Asset
                                               Management, Inc.
                                            ("Eagle") since 1984.

Richard K. Riess* (55)    President since       Executive Vice             12             N/A
880 Carillon Parkway      2000 and              President and
St. Petersburg, FL        Trustee since     Managing Director for
33716                     1985***            Asset Management of
                                            RJF since 1998; Chief
                                             Executive Officer of
                                              Eagle since 1996;
                                               Chief Executive
                                             Officer of Heritage
                                            since 2000; President
                                              of Eagle, 1995 to
                                                    2000.

INDEPENDENT TRUSTEES:     TERM:  Lifetime
                          of Trust until
                          removal,
                          resignation or
                          retirement**

C. Andrew Graham (64)     Trustee since        First Financial             12             N/A
880 Carillon Parkway      1985***              Advisors, LLC &
St. Petersburg, FL        Lead Trustee         Graham Financial
33716                     since 2003            Partners, LLC
                                             (financial planning,
                                                insurance and
                                             investment services)
                                                 since 1999;
                                            Representative of NFP
                                               Securities, Inc.
                                                 since 2002;
                                              Representative of
                                               Multi-Financial
                                               Securities Corp.
                                             (broker-dealer) 1996
                                                to 2001; Vice
                                                 President of
                                              Financial Designs
                                              Ltd. 1996 to 1999.




William J. Meurer (61)    Trustee since       Private financial            12            Sykes
880 Carillon Parkway      2003                 consultant since                       Enterprises,
St. Petersburg, FL                          September 2000; Board                     Incorporated
33716                                          of Directors of                          (inbound
                                            Tribridge Consulting,                     call systems)
                                                Inc. (business
                                             consulting services)
                                             since 2000; Board of
                                              Trustees, Baycare
                                             Health Care and St.
                                               Joseph's-Baptist
                                              Health Care since
                                            2000; Advisory Board,
                                            Bisk Publishing, Inc.
                                              (distance learning
                                            provider) since 2000;
                                              Managing Partner,
                                              Central Florida of
                                             Arthur Andersen LLP,
                                                1987 to 2000;
                                              Managing Partner,
                                              Florida Audit and
                                              Business Advisory
                                              Services of Arthur
                                              Andersen, 1997 to
                                                    2000.

James L. Pappas (61)      Trustee since       Lykes Professor of           12             N/A
880 Carillon Parkway      1989***            Banking and Finance
St. Petersburg, FL                              since 1986 at
33716                                        University of South
                                             Florida; President,
                                              Graduate School of
                                             Banking since 1995;
                                                Immediate Past
                                               Chairman of the
                                             Board, Tampa Museum
                                                   of Art.

David M. Phillips (65)    Trustee since        Chief Executive             12             N/A
880 Carillon Parkway      1985***            Officer of Evare LLC
St. Petersburg, FL                               (information
33716                                        services); Chairman
                                               Emeritus of CCC
                                            Information Services,
                                              Inc.; Executive in
                                            Residence, University
                                                   of North
                                             Carolina-Wilmington,
                                                2000 to 2003.

Eric Stattin (71)         Trustee since        Private investor            12             N/A
880 Carillon Parkway      1987***                since 1988.
St. Petersburg, FL
33716


Deborah L. Talbot (54)    Trustee since      Consultant/Advisor;           12             N/A
880 Carillon Parkway      2002                Member, Academy of
St. Petersburg, FL                          Senior Professionals,
33716                                        Eckerd College since
                                             1998; Member, Dean's
                                                Advisory Board
                                             College of Arts and
                                             Sciences, University
                                              of Memphis, since
                                                2002; Founder,
                                               Chairman of the
                                            Board, Creative Tampa
                                                     Bay.

OFFICERS:                 TERM:  One year

K.C. Clark (45)           Executive Vice        Executive Vice             N/A
880 Carillon Parkway      President and      President and Chief
St. Petersburg, FL        Principal          Operating Officer of
33716                     Executive          Heritage since 2000;
                          Officer since     Senior Vice President
                          2000; Chief          - Operations and
                          Compliance          Administration of
                          Officer since       Heritage, 1998 to
                          2004                  2000; Trustee,
                                              University of West
                                              Florida since July
                                                    2001.

Andrea N. Mullins (37)    Treasurer since     Treasurer and Vice           N/A             N/A
880 Carillon Parkway      2003; Secretary    President - Finance
St. Petersburg, FL        since 2004          of Heritage since
33716                                        2003; Vice President
                                             - Fund Accounting of
                                             Heritage since 1997.

Deborah A. Malina (38)    Assistant               Compliance               N/A             N/A
880 Carillon Parkway      Secretary since      Administrator of
St. Petersburg, FL        2000               Heritage since 2000;
33716                                        Assistant Supervisor
                                               of Operations of
                                              Heritage, 1997 to
                                                    2000.

-------------------------------
* Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

** The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

*** The date reflected in the table above is for Heritage Capital Appreciation Trust, which was established in 1985. Each Trustee and officer who was a member of the Board in 1985 subsequently became a member of the Board of Heritage Growth and Income Trust and Heritage Series Trust, which were established in 1986 and 1992, respectively. Each Trustee and officer who joined the Board after 1985 became a member of each Trust established at that time.

      Each Trust has an Audit Committee, consisting of Messrs. Meurer, Pappas and Stattin. The members of the Audit Committee are not "interested" persons of the Trust ("Independent Trustees") (as defined in the 1940 Act). Mr. Meurer serves as Chairman of the Audit Committee. The primary responsibilities of the

Trust's Audit Committee are, as set forth in its charter, are to oversee and monitor: the accounting and financial reporting and practices of each Trust;
internal audit controls and procedures; the Trust's independent auditors including their qualifications, independent and performance (including the fees charged by auditors); the integrity, quality and objectivity of the financial statements of each Trust; and the process for reviewing the integrity and soundness of each Trust's internal controls relating to financial reporting. The Heritage Capital Appreciation Trust's and the Heritage Growth and Income Trust's Audit Committees met six times during their respective last fiscal year. The Heritage Series Trust's Audit Committee met six times during its last fiscal year.

      Each Trust also has a Nominating Committee, consisting of Messrs. Meurer, Graham, Pappas, Phillips and Stattin, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by shareholders.

      Each Trust also has a Compliance Committee, consisting of Ms. Talbot and Messrs. Graham and Phillips, each of whom is an Independent Trustee. Ms. Talbot serves as Chairwoman of the Compliance Committee. The primary responsibilities of the Compliance Committee are to oversee the Trust's compliance with all regulatory obligations arising under the applicable Federal securities law, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures. The Compliance Committee met once during the last fiscal year.

      Each Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Meurer, Pappas and Stattin and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibility of the Trust's Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

      The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2003:

-------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE     AFFILIATED           INDEPENDENT
OF EQUITY        TRUSTEES:            TRUSTEES:
SECURITIES
OWNED:
-------------------------------------------------------------------------------------------------------------------
                 Thomas A.   Richard K.   C. Andrew    William J.  David M.    James L.   Deborah L.   Eric
                 James       Reiss        Graham       Meurer*     Phillips    Pappas     Talbot       Stattin

-------------------------------------------------------------------------------------------------------------------
Capital          Over        $0           $0           $1-         $50,001-     $1-        $10,001-    $0
Appreciation     $100,000                              $10,000     $100,000     $10,000    $50,000
Trust
-------------------------------------------------------------------------------------------------------------------
Diversified      Over        $0           $10,001-     $0          $10,001-     $0         $0          $1-$10,000
Growth Fund      $100,000                 $50,000                  $50,000
-------------------------------------------------------------------------------------------------------------------
International    Over        $0           $0           $0          $0           $1-        $0          $0
Equity Fund      $100,000                                                       $10,000
-------------------------------------------------------------------------------------------------------------------

                                                                 41

-------------------------------------------------------------------------------------------------------------------
Growth Equity    Over        $0           $10,001-     $0          $0           $10,001-   $0          $0
Fund             $100,000                 $50,000                               $50,000
-------------------------------------------------------------------------------------------------------------------
Growth and       $0          $0           $0           $1-         $0           $1-        $0          $1-$10,000
Income Trust                                           $10,000                  $10,000
-------------------------------------------------------------------------------------------------------------------
Mid Cap Stock    Over        $0           $0           $0          $0           $1-        $10,001-    $0
Fund             $100,000                                                       $10,000    $50,000
-------------------------------------------------------------------------------------------------------------------
Small Cap        Over        $0           $0           $0          $0           $1-        $0          $10,001-
Stock Fund       $100,000                                                       $10,000                $50,000
-------------------------------------------------------------------------------------------------------------------
Value Equity     Over        $0           $0           $0          $0           $1-        $0          $0
Fund             $100,000                                                       $10,000
-------------------------------------------------------------------------------------------------------------------
Aggregate        Over        $0           $10,001-     $10,001-    Over         Over       $10,001-    $50,001-
Dollar Range     $100,000                 $50,000      $50,000     $100,000     $100,000   $50,000     $100,000
of Equity
Securities in
Heritage
Mutual Funds
-------------------------------------------------------------------------------------------------------------------

* Mr. Meurer was appointed to the Board on February 28, 2003.

      The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Series Trust currently pays Trustees who are not employees of Heritage or its affiliates $9,000 annually and $1,500 per meeting of the Board. Growth and Income and Capital Appreciation each pay such Trustees $1,500 annually and $250 per meeting of the Board. Each Trustee also is reimbursed for any expenses incurred in attending meetings. Each Audit Committee and Compliance Committee member receives $500 per meeting, which is allocated among each Heritage Mutual Fund on a pro rata basis. In addition, the Lead Trustee, Audit Committee Chairman and Compliance Committee Chairwoman each receives an annual retainer of $2,500, which is allocated among each Heritage Mutual Fund on a pro rata basis. No officer, director or employee of Heritage receives any compensation from a fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2004.


                                      COMPENSATION TABLE
                                                                        Total Compensation
                          Aggregate        Aggregate                      From the Trusts
                         Compensation    Compensation      Aggregate     and the Heritage
                         From Capital     From Growth    Compensation    Family of Funds*
    Name of Person,      Appreciation     and Income       From the            Paid
       Position             Trust            Trust       Series Trust       to Trustees
       --------             -----            -----       ------------       -----------

AFFILIATED TRUSTEES:
--------------------
Thomas A. James               $0               $0             $0                $0

Richard K. Riess              $0               $0             $0                $0


                                                                 42

INDEPENDENT TRUSTEES:
---------------------

C. Andrew Graham            $2,646          $2,646          $15,875           $31,750

William J. Meurer           $2,927          $2,927          $17,563           $35,125

James L. Pappas             $2,927          $2,927          $17,563           $35,125

David M. Phillips           $2,396          $2,396          $14,375           $28,750

Deborah L. Talbot           $2,792          $2,792          $16,750           $33,500

Eric Stattin                $2,708          $2,708          $16,250           $32,500


-------------------------------
*The Heritage Mutual Funds consist of five separate registered investment companies, which are Capital Appreciation Trust, Cash Trust, Growth and Income Trust, Income Trust and Series Trust, and 12 portfolios of those companies.

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

B.    FIVE PERCENT SHAREHOLDERS
      -------------------------

      Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the following funds as of November 30, 2004:

Heritage Series Trust - Diversified Growth Fund - A Shares          7.5%
Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Heritage Series Trust - Diversified Growth Fund - A Shares          5.6%
Putnam Fiduciary Trust Co. Trustees
FBO Joint Annuity Fund Local 164
Union No. 164 IBEW
Attn:  DC Plan Admin. MS C-4-D
One Investors Way
Norwood, MA  02062

Heritage Series Trust - Small Cap Stock Fund - A Shares             6.5%
The Raymond James, Inc.
Star Plan Trust
Attn:  Deb Nagorka/RJF Administration
P.O. Box 12749
St. Petersburg, FL  33733-2749

Heritage Small Cap Stock Fund - A Shares                           10.0%
Comerica Inst. Trust
P.O. Box 75000 MC 3446
Detroit, MI  48275-3446

Heritage Capital Appreciation Trust - A Shares                      7.7%
Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA  94104

Heritage Series Trust - Mid Cap Stock Fund - A Shares               5.6%
Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA  94104

Heritage Series Growth and Income Trust - A Shares                  9.2%
The Raymond James, Inc.
Star Plan Trust
Attn:  Deb Nagorka/RJF Administration
P.O. Box 12749
St. Petersburg, FL  33733-2749

Heritage Series Trust - Value Equity Fund - C Shares               18.7%
Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-9998

      C.   PROXY VOTING POLICIES AND PROCEDURES
           ------------------------------------

      The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") wherein the Trust has delegated to each subadviser the responsibility for voting proxies relating to portfolio securities held by each Fund as part of their investment advisory services, subject to the supervision and oversight of Heritage. All such proxy voting duties shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of a Fund's investments.

      PROXY VOTING GUIDELINES. Generally, each subadviser will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of each Trust's Proxy Policies. Each subadviser is permitted to vote a proxy based on its own proxy policies if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Each subadviser should vote proxies to further the long-term economic value of the underlying securities. The Proxy Guidelines distinguish between routine and non-routine proposals.

      In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

      Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by a subadviser depending on whether and how they are addressed in the Proxy Guidelines.

      CONFLICTS OF INTEREST. The Guidelines also address procedures to be used by each subadviser when there is a conflict of interest between the interests of its respective Fund shareholders and those of the subadviser, the Fund's principal underwriter or other affiliated persons of the Fund. Upon the discovery of a conflict of interest, the subadviser must consult with Heritage to assess the extent to which there may be a material conflict of interest. After such consultation, the subadviser will provide Heritage with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, the subadviser will provide a quarterly report to the Board that includes information as to how the conflict was resolved.

      MORE INFORMATION. Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 1 (800) 421-4184 accessing the following website: www.HeritageFunds.com or by accessing the Trust's most recently filed report on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Heritage Mutual Funds Proxy Voting Guidelines are also available by calling 1
(800) 421-4184, and will be sent within three business days of receipt of a request.

      D.   INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISERS
           -------------------------------------------------

      The investment adviser and administrator for each fund is Heritage Asset Management, Inc. Heritage was organized as a Florida corporation in 1985. All the capital stock of Heritage is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      With respect to each fund, Heritage is responsible for overseeing the fund's investment and noninvestment affairs, subject to the direction of Heritage and each fund's Board. Capital Appreciation and Growth and Income entered into Investment Advisory and Administration Agreements dated November 13, 1985 and October 31, 1986, respectively and, in the case of Capital
Appreciation, amended on November 19, 1996. The Series Trust, on behalf of Diversified Growth, Growth Equity, Mid Cap, Small Cap and Value Equity entered into an Investment Advisory and Administration Agreement with Heritage dated March 29, 1993 and last supplemented on July 1, 2002 to include International Equity. Prior to July 1, 2002, Eagle Asset Management, Inc. ("Eagle") was the investment adviser to International Equity. . The Investment Advisory and Administration Agreements require that Heritage review and establish investment policies for each fund and administer the funds' noninvestment affairs.

      Under separate Subadvisory Agreements, Eagle and Goldman Sachs Asset Management L.P. ("GSAM"), subject to the direction of Heritage and the Capital Appreciation's Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad Asset Management, Inc. ("Awad") each provide investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board, to Diversified Growth, Growth Equity, Growth and Income, Mid Cap and Value Equity for a fee payable by Heritage. None of Value Equity's or Growth and Income's assets currently is allocated to Eagle. Under a Subadvisory Agreement, Dreman Value Investment Management, L.L.C. ("Dreman") provides investment advice and portfolio management services, subject to the direction by Heritage and the Series Trust's Board, to Value Equity for a fee payable by Heritage. Under a separate Subadvisory Agreement, Thornburg Investment Management, Inc. ("Thornburg"), subject to the direction of Heritage and the Growth and Income's Board, provides investment advice and portfolio management services to Growth and Income for a fee payable by Heritage. Under a separate Subadvisory Agreement, Julius Baer Investment Management, Inc. ("Julius

Baer") provides investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to International Equity for a fee payable by Heritage (collectively, the "Subadvisory Agreements").

      Heritage also is obligated to furnish each fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a fund. Heritage and its affiliates also pay all the compensation of Trustees of the Trust who are employees of Heritage and its affiliates. Each fund pays all its other expenses that are not assumed by Heritage. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which a fund may be a party. Each fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

      The Advisory Agreements and the Subadvisory Agreements each were approved by the Board (including all of the Trustees who are not "interested persons" of Heritage or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, the subadvisers or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

      The Board last considered the renewal of the Advisory Agreements and the Subadvisory Agreements at a meeting held on August 31, 2004. In determining whether to approve the continuance of the Advisory Agreements and the Subadvisory Agreements, the Trustees considered the best interests of each fund separately. The Trustees posed questions to various management personnel of Heritage regarding certain key aspects of the material submitted in support of the renewal.

      The Advisory Agreements and Subadvisory Agreements on behalf of the funds (together, the "Agreements") were each approved by the Board (including all of the Trustees who are not "interested persons" of Heritage, as defined under the 1940 Act) and by the shareholders of each fund in compliance with the 1940 Act. In determining whether to approve the continuance of the Advisory Agreements and the Subadvisory Agreements, the Trustees considered the best interests of each fund separately. The Trustees posed questions to various management personnel of Heritage regarding certain key aspects of the material submitted in support of the renewal.

      ALL FUNDS. With respect to the renewal of the Advisory Agreement for each fund, the Trustees considered, among other factors: the record of Heritage in building improved compliance and control functions that reduce risks to the funds; Heritage's active role in monitoring and, as appropriate, recommending replacements for the subadvisers; and the continuing efforts by Heritage to promote sales of the funds and improve services to the funds and their shareholders.

      CAPITAL APPRECIATION TRUST. In considering the renewal of the Advisory Agreement as it relates to the Capital Appreciation Trust, the Trustees considered the following additional factors: (1) the fund's expense ratio is substantially less than the average for similar mutual funds; (2) the fund's expense ratio has dropped over the last several years due to increased economies of scale; (3) Heritage added a "breakpoint" to its advisory fees; (4) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; and (5) the Trustees deemed the profit made by Heritage on the services it provided to the fund to be reasonable in light of the fact that Heritage provides high-quality services at a low cost to investors, manages the fund's assets, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Subadvisory Agreement with Goldman Sachs Asset Management, L.P. ("GSAM") on behalf of the Capital Appreciation Trust, the Trustees considered the following additional factors: (1) the fund's long-term performance record was significantly better than its peer group, although its short-term performance trailed its peers; (2) the fund's 4-star Morningstar rating; (3) the fund's performance was comparable to the performance of other accounts with similar objectives managed by GSAM; (4) GSAM has represented that the fund's fee schedule is lower than those charged to other institutional clients with similar investment objectives and asset levels; and (5) Heritage's recommendation to continue to retain GSAM to manage the fund.

      GROWTH AND INCOME TRUST. In considering the renewal of the Advisory Agreement as it relates to the Growth and Income Trust, the Trustees considered the following additional factors: (1) the fund's expense ratio (after the cap) was below that of its peer group; (2) Heritage added a "breakpoint" to its advisory fees; (3) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; (4) Heritage incurred losses on the operation of the fund; and (5) Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Thornburg Investment Management, Inc. ("Thornburg") on behalf of the Growth and Income Trust, the Trustees considered the following additional factors: (1) the fund's relative performance over the medium term was marginally better than its peers;
(2) the fund outperformed a similar fund managed by Thornburg over the medium term; (3) Thornburg has represented that its fees for managing the fund are not higher than fees charged to other comparable institutional clients; and (4) Heritage's recommendation to continue to retain Thornburg as it believes Thornburg's investment style should come back into favor and continue to perform well over the long term.

      DIVERSIFIED GROWTH FUND. In considering the renewal of the Advisory Agreement as it relates to the Diversified Growth Fund, the Trustees considered the following additional factors: (1) the fund's expense ratio is substantially less than the average for similar mutual funds; (2) Heritage added two additional "breakpoints" to its advisory fees; (3) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; (4) the Trustees deemed the profit made by Heritage on the services it provided to the fund to be reasonable in light of the fact that Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Eagle Asset Management, Inc. ("Eagle") on behalf of the Diversified Growth Fund, the Trustees considered the following additional factors: (1) the fund substantially outperformed its peers by a wide margin over medium- and long-term periods, although its short-term performance trailed that of its peers; (2) the fund's 4-star Morningstar rating; (3) Eagle's representation that the fund pays a lower fee than Eagle's other institutional clients with comparable investment objective; and (4) Heritage' s recommendation to continue to retain Eagle due to its strong long term performance in managing the fund

      GROWTH EQUITY FUND. In considering the renewal of the Advisory Agreement as it relates to the Growth Equity Fund, the Trustees considered the following additional factors: (1) the fund's expense ratio is substantially less than the average for similar mutual funds; (2) Heritage added an additional "breakpoint" to its advisory fees; (3) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; and (4) the Trustees deemed the profit made by Heritage on the services it provided to the fund to be reasonable in light of the fact that Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Eagle on behalf of the Growth Equity Fund, the Trustees considered the following additional factors: (1) the fund's long-term performance was better comparable to its peers, although medium- and short-term performance was below its peers;
(2) an in-depth discussion of the factors that contributed to the fund's performance and an analysis of the fund's performance on a rolling basis as compared to its peers; (3) Eagle's representation that the fund pays a lower fee than Eagle's other institutional clients with comparable investment objective; and (4) Heritage' s recommendation to continue to retain Eagle to manage the fund.

      INTERNATIONAL EQUITY FUND. In considering the renewal of the Advisory Agreement as it relates to the International Equity Fund, the Trustees considered the following additional factors: (1) the fund's expense ratio (after the cap) is slightly higher than the average of its peer group, although when compared to other international funds of similar asset size, the fund's expense ratio is lower; (2) Heritage added an additional "breakpoint" to its advisory fees; (3) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; (4) Heritage incurred losses on the operation of the fund; and (5) Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Julius Baer Investment Management, Inc. ("Julius Baer") on behalf of the International Equity Fund, the Trustees considered the following additional factors: (1) although the fund's short-term performance was below that of its peers, Julius Baer and Heritage are exploring new investment options to improve the fund's performance; (2) Julius Baer has represented that the fees charged to the fund are in-line with fees charged to other clients; and (3) Heritage' s recommendation to continue to retain Julius Baer to manage the fund.

      MID CAP STOCK FUND. In considering the renewal of the Advisory Agreement as it relates to the Mid Cap Stock Fund, the Trustees considered the following additional factors: (1) the fund's expense ratio was significantly less than the average of its peer group; (2) Heritage added two additional "breakpoints" to its advisory fees; (3) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; (4) the fact that the recent strong trend in increasing fund assets may result in a lower expense ratio; and
(5) the Trustees deemed the profit made by Heritage on the services it provided to the fund to be reasonable in light of the fact that Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Eagle on behalf of the Mid Cap Stock Fund, the Trustees considered the following additional factors: (1) the fund's medium- and long-term performance was significantly higher than its peer group and on par in the short term; (2) the fund's 5-star Morningstar rating was the highest in the category; (3) Eagle's representation that the fund pays a lower fee than Eagle's other institutional clients with comparable investment objective; and (4) Heritage' s recommendation to continue to retain Eagle to manage the fund.

      SMALL CAP STOCK FUND. In considering the renewal of the Advisory Agreement as it relates to the Small Cap Stock Fund, the Trustees considered the following additional factors: (1) the fund's expense ratio was significantly less than the average of its peer group even without the effect of the cap; (2) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; and (3) the Trustees deemed the profit made by Heritage on the services it provided to the fund to be reasonable in light of the fact that Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the renewal of the Subadvisory Agreement with Awad Asset Management, Inc. ("Awad") and Eagle on behalf of the Small Cap Stock Fund, the Trustees considered the following additional factors: (1) the fund's performance over the short and long term was significantly higher than its peer group; (2) the fund's 4-star Morningstar rating was above average; (3) Eagle's representation that the fund pays a lower fee than Eagle's other institutional clients with comparable investment objective; (4) Awad has represented that the fund pays less fees than other institutional clients, although the fees charged to other mutual funds is slightly less than that charged in connection with the fund; and (5) Heritage' s recommendation to continue to retain Awad and Eagle to manage the fund.

      VALUE EQUITY FUND. In considering the renewal of the Advisory Agreement as it relates to the Value Equity Fund, the Trustees considered the following additional factors: (1) the fund's recent improvement in performance relative to prior years; (2) the fund's relatively higher expense ratio may fall in the future as the fund increases its assets; (3) Heritage added an additional "breakpoint" to its advisory fees; (4) Heritage's commitment to continue the expense cap arrangement through the fund's 2005 fiscal year; (5) Heritage incurred losses on the operation of the fund; and (6) Heritage provides high-quality services at a low cost to investors, manages the fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the fund.

      In considering the approval of the Subadvisory Agreement with Dreman Value Management, LLC ("Dreman") on behalf of the Value Equity Fund, the Trustees considered the following additional factors: (1) although the fund's overall performance is poor, Dreman has only managed the fund for one year; (2) the experience and stature of Dreman in managing fund assets; (3) an in-depth discussion of the factors that contributed to the fund's performance and an analysis of the fund's performance on a rolling basis as compared to its peers;
(4) Dreman has represented that the fund's fees are the lowest among institutional accounts with comparable assets; (5) the reduction in the number of redemptions after Dreman began managing the fund; and (6) Heritage's recommendation to continue to retain Dreman.



      The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage as applicable, or 90 days `written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage automatically becomes responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements. In the event Heritage ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

      Heritage and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of each fund are officers or directors of Heritage or its affiliates. These relationships are described under "Management of the Funds."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to Heritage is based on the applicable fund's average daily net assets as listed in the Prospectus.

      CAPITAL APPRECIATION. For Capital Appreciation, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.60% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.10% of average daily net assets. For the three fiscal years ended August 31, 2004, Heritage earned $2,631,055, $2,389,282 and $3,328,543, respectively.

      Heritage has entered into agreements with Eagle and GSAM to provide investment advice and portfolio management services to Capital Appreciation for an annual fee to be paid by Heritage to GSAM of 0.25% of Capital Appreciation's average daily net assets and for an annual fee paid by Heritage to Eagle of 50% of the fees payable to Heritage by Capital Appreciation, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Eagle currently does not have any of Capital Appreciation's assets under management, and, therefore, does not receive a fee from Heritage. For the three fiscal years ended August 31, 2004, Heritage paid to GSAM subadvisory fees of $877,018, $796,427 and $1,109,514, respectively.

      DIVERSIFIED GROWTH. For Diversified Growth, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.60% of the average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2004, Heritage earned $901,670, $951,427 and $1,263,720, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to the fund for a fee paid by Heritage to Eagle with respect to the amount of fund assets under management equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2004, Heritage paid Eagle subadvisory fees of $450,835, $475,714 and $631,860, respectively.

      GROWTH EQUITY. For Growth Equity, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that Class A annual operating expenses exceed 1.35% or to the extent that Class C annual operating expenses exceed 2.10% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2004, Heritage earned $1,809,957, $1,871,771 and $2,040,573, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advisory advice and portfolio management services to Growth Equity for a fee paid by Heritage to Eagle equal to 50% of the fees paid to Heritage, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2004, Heritage paid Eagle subadvisory fees of $904,979, $935,886 and $1,020,287, respectively.

      GROWTH AND INCOME. For Growth and Income, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.35% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.10% of average daily net assets. For the three fiscal years ended September 30, 2004, Heritage earned $409,602, $391,993 and $546,525, respectively. For the same periods, Heritage waived its fees in the amounts of $133,614, $134,510 and $111,456.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Growth and Income for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Growth and Income, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended September 30, 2004, Heritage paid Eagle no subadvisory fees since no assets were allocated to Eagle in these years.

      Heritage has entered into an agreement with Thornburg to provide investment advice and portfolio management services to Growth and Income for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Growth and Income, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Effective July 2, 2001, all of the assets of Growth and Income were allocated to Thornburg. For the three fiscal years ended September 30, 2004, Heritage paid Thornburg subadvisory fees of $204,801, $180,973 and $273,263, respectively.

      INTERNATIONAL EQUITY. For International Equity, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.78% or to the extent that Class B and Class C annual operating expenses exceed 2.53% of average daily net assets attributable to that class during this fiscal year. For the period from November 1, 2001 to June 30, 2002, Eagle earned $203,268. For the same period, Eagle waived its fees in the amount of $194,088.

      Prior to July 1, 2002, Eagle had entered into an agreement with Martin Currie, Inc. ("Martin Currie") to provide investment advisory advice and portfolio management services to International Equity for a fee based on International Equity's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the period from November 1, 2001 to June 30, 2002, Eagle paid Martin Currie subadvisory fees of $72,068.

      For the period from July 1, 2002 to October 31, 2002 and the fiscal years ended October 31, 2003 and October 31, 2004, Heritage earned $59,132, $313,109 and $687,299, respectively, and waived its fees in the amount of $59,132, $202,733 and $255,378, respectively. Effective July 1, 2002, Heritage entered into an agreement with Julius Baer to provide investment advisory advice and portfolio management services to International Equity for a fee based on International Equity's average daily net assets paid by Heritage to Julius Baer equal to 0.45% on the first $100 million of assets under management and 0.40% on assets thereafter, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period from July 1, 2002 to October 31, 2002 and for the fiscal years ended October 31, 2003 and October 31, 2004, Heritage paid Julius Baer subadvisory fees of $26,609, $140,899 and $309,339, respectively.

      MID CAP. For Mid Cap, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.45 % of the average daily net assets or to the extent that annual operating expenses attributable to Class C shares exceed 2.20% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2004, Heritage earned $1,985,453, $2,588,488 and $3,838,418, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Mid Cap for a fee paid by Heritage to Eagle equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of voluntary fee waivers by Heritage. For the three fiscal years ended October 31, 2004, Heritage paid Eagle $358,499, $1,294,244 and $1,923,140, respectively.

      SMALL CAP. For Small Cap, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.40% of the average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.15% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2004, Heritage earned $1,351,569, $1,220,894 and $1,759,683, respectively. For those same periods, Heritage waived its fees in the amounts of $57,887, $176,172 and $0, respectively.

      Heritage has entered into an agreement with Eagle and Awad to provide investment advice and portfolio management services to Small Cap for a fee paid by Heritage to each subadviser with respect to the amount of Small Cap assets under management equal to 50% of the fees payable to Heritage by Small Cap, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2004, Heritage paid Eagle subadvisory fees of $675,785, $275,650 and $479,920, respectively. For the three fiscal years ended October 31, 2004, Heritage paid Awad subadvisory fees of $347,076, $334,799 and $399,922, respectively.

      VALUE EQUITY. For Value Equity, Heritage contractually has agreed to waive through the fund's 2004 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.45% of average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.20% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2004, Heritage earned $214,167, $164,310 and $243,962, respectively. For the same periods, Heritage waived its fees in the amounts of $77,027, $129,328 and $131,340, respectively.

      Prior to June 1, 2003, Heritage entered into a separate agreement with Osprey to provide investment advice and portfolio management services to Value Equity for a fee paid by Heritage. For the fiscal year ended October 31, 2002 and for the period from November 1, 2002 to May 31, 2003, Heritage paid Osprey subadvisory fees of $91,378 and $46,043, respectively.

      Effective June 1, 2003 Heritage entered into an agreement with Dreman to provide investment advice and portfolio management services to Value Equity Fund for a fee based on Value Equity's average daily net assets paid by Heritage to Dreman equal to 0.375% on the first $50 million of assets under management and 0.35% on assets thereafter, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period from June 1, 2003 to October 31, 2003 and for the fiscal year ended October 31, 2004, Heritage paid Dreman subadvisory fees of $29,365 and $121,981, respectively.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.

      E.   PORTFOLIO TURNOVER AND BROKERAGE PRACTICES
           ------------------------------------------

      Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. Capital Appreciation's portfolio turnover rates for the two fiscal years ended August 31, 2004 were 22% and 27%, respectively. Diversified Growth's portfolio turnover rates for two fiscal years ending October 31, 2004 were 152% and 92%, respectively. Growth Equity's portfolio turnover rates for the two fiscal years ended October 31, 2004 were 177% and 122%, respectively. Growth and Income's portfolio turnover rates for the two fiscal years ended September 30, 2004 were 82% and 80%, respectively. International Equity's portfolio turnover rates for the two fiscal years ended October 31, 2004 were 133% and 162%, respectively. Mid Cap's portfolio turnover rates for the two fiscal years ended October 31,

2004 were 163% and 124%, respectively. Small Cap's portfolio turnover rates for the two fiscal years ended October 31, 2004 were 45% and 59%, respectively. Value Equity's portfolio turnover rates for two fiscal years ended October 31, 2004 were 123% and 9%, respectively.

      The subadvisers are responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

      Capital Appreciation, Diversified Growth, Growth Equity, Growth and Income, International Equity, Mid Cap, Small Cap and Value Equity may use the Distributor, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."


      The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.

      Aggregate brokerage commissions paid by Capital Appreciation for the three fiscal years ended August 31, 2004 amounted to $527,369, $293,550 and $493,569, respectively. For the same periods, aggregate brokerage commissions paid by Capital Appreciation to the Distributor, an affiliated broker-dealer, were $0 for all periods.

      Aggregate brokerage commissions paid by Diversified Growth for the three fiscal years ended October 31, 2004 amounted to $580,634, $678,711 and $480,402, respectively. For the same periods, aggregate brokerage commissions paid by Diversified Growth to the Distributor, an affiliated broker-dealer, were $8,290, $12,528 and $20,644, respectively. The commission to the Distributor for the most recent fiscal year represented 4.30% of the total aggregate commissions paid on brokerage transactions representing 3.14% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Growth Equity for the three fiscal years ended October 31, 2004 amounted to $1,352,043, $1,277,458 and $1,119,308, respectively. For the same periods, aggregate brokerage commissions paid by Growth Equity to the Distributor, an affiliated broker-dealer, were $0, $0 and $508, respectively. The commission to the Distributor for the most recent fiscal year represented 0.05% of the total aggregate commissions paid on brokerage transactions representing 0.03% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Growth and Income for the three fiscal years ended September 30, 2004 amounted to $122,066, $109,431 and $141,630, respectively. For the same periods, aggregate brokerage commissions paid by Growth and Income to the Distributor, an affiliated broker-dealer, were $2,030, $1,405 and $1,685, respectively. The commission to the Distributor for the most recent fiscal year represented 1.19% of the total aggregate commissions paid on brokerage transactions representing 1.251% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by International Equity for the three fiscal years ended October 31, 2004 amounted to $206,609, $221,776 and $332,632, respectively. For the same periods, aggregate brokerage commissions paid by International Equity to the Distributor, an affiliated broker-dealer, were $0, $0 and $2,491, respectively. The commission to the Distributor for the most recent fiscal year represented 0.75% of the total aggregate commissions paid on brokerage transactions representing 0.92% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Mid Cap for the three fiscal years ended October 31, 2004 amounted to $1,586,068, $1,975,658 and $2,024.119, respectively. For the same periods, aggregate brokerage commissions paid by Mid Cap to the Distributor, an affiliated broker-dealer, were $0, $0 and $6,545, respectively. The commission to the Distributor for the most recent fiscal year represented 0.32% of the total aggregate commissions paid on brokerage transactions representing 0.38% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Small Cap for the three fiscal years ended October 31, 2004 amounted to $330,169, $367,092 and $602,569, respectively. For the same periods, Small Cap paid the Distributor, an affiliated broker-dealer, commissions of $13,650, $17,945 and $36,525, respectively. The commission to the Distributor for the most recent fiscal year represented 6.06% of the total aggregate commissions paid on brokerage transactions representing 3.65% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Value Equity for the three fiscal years ended October 31, 2004 amounted to $68,929, $87,077 and $11,259, respectively. For the same periods, aggregate brokerage commissions paid by Value Equity to the Distributor were $0 for all periods.

      For the fiscal year ended October 31, 2004, Growth Equity held the securities of Citigroup, Goldman Sachs Group, Lehman Brothers Holding and Merrill Lynch and Company, a regular broker-dealer of the Fund as defined by Rule 10b-1, with an aggregate value of $13,324,988. In addition, International Equity held the securities of ABN AMRO Holding NV with an aggregate value of $33,942 and Value Equity held the securities of Wachovia Corp. with an aggregate value of $270,655.

      Each fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Heritage, the Adviser, each subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.

      F.   DISTRIBUTION OF SHARES
           ----------------------

      DISTRIBUTION. Shares of each fund are offered continuously through the funds' principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), P.O. Box 33022 St. Petersburg, Florida 33733 and through other participating dealers or banks that have dealer agreements with the Distributor. Subject to the fund's Board of Trustees and regulatory approvals, Heritage Fund Distributors, Inc. will serve as the distributor to the funds. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors, Inc.

      The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

      DISTRIBUTION AGREEMENT. Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, Class B, and Class C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      RULE 12b-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares and Class C shares. The funds used all Class A and Class C 12b-1 fees to pay the Distributor.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Capital Appreciation Trust and Growth and Income Trust may pay the Distributor distribution and service fees of up to 0.50% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class B shares and Class C shares. These fees are computed daily and paid monthly.

      The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the fiscal year ended August 31, 2004 for Capital Appreciation, September 30, 2004 for Growth and Income and October 31, 2004 for the other funds. All 12b-1 fees were paid to the Distributor.

      -------------------------------------------------------------------
              Fund             Class A        Class B        Class C
              ----             -------        -------        -------
      -------------------------------------------------------------------
      Capital Appreciation     $764,551       $381,645      $1,100,301
      Diversified Growth       $173,535       $222,910        $601,243
      Growth Equity            $383,470       $290,310        $896,573
      Growth and Income        $103,274        $71,494        $244,110
      International Equity      $68,713        $17,963        $394,486
      Mid Cap                  $687,017       $563,074      $1,817,229
      Small Cap                $341,462       $149,906        $663,825
      Value Equity             $32,415        $32,131        $163,490
      -------------------------------------------------------------------

      Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

      The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

      Heritage has entered into agreements with the Distributor and other broker-dealers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.

      G.   ADMINISTRATION OF THE FUNDS
           ---------------------------

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of each fund; furnish office space and equipment; oversee the activities of the subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage. In addition, Heritage provides certain shareholder servicing activities for customers of the funds. State Street Bank & Trust is the fund accountant for the International Equity Fund. Each fund pays directly for fund accounting and transfer agent services.

      Heritage also is the transfer and dividend reimbursing agent for each fund and serves as fund accountant for each fund except International Equity. Each fund pays Heritage its costs plus 10% for its services as fund accountant and transfer and dividend disbursing agent.

      For the three fiscal years ended August 31, 2004, Heritage earned $59,112, $52,864 and $62,312, respectively, from Capital Appreciation for its services as fund accountant. For the three fiscal years ended October 31, 2004, Heritage earned $55,009, $52,085 and $64,126, respectively, from Diversified Growth for its services as fund accountant. For the three fiscal years ended October 31, 2004, Heritage earned approximately $56,489, $52,726 and $64,561, respectively, from Growth Equity for its services as fund accountant. For the three fiscal years ended September 30, 2004, Heritage earned $50,532, $43,236 and $59,989, respectively, from Growth and Income for its services as fund accountant. For the three fiscal years ended October 31, 2004, Heritage earned approximately $58,350, $52,947 and $64,402, respectively, from Mid Cap for its services as fund accountant. For the three fiscal years ended October 31, 2004, Heritage earned approximately $58,268, $52,861 and $64,619, respectively, from Small Cap for its services as fund accountant. For the three fiscal years ended October 31, 2004, Heritage earned approximately $45,221, $40,153 and $54,135, respectively, from Value Equity for its services as fund accountant.

      CUSTODIAN. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund's assets. The Custodian also provides portfolio accounting and certain other services for the funds.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, 2nd Floor, Washington, D.C. 20036, serves as counsel to the funds.

      INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 101 E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, is the independent registered certified public accounting firm for the funds. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

      H.   POTENTIAL LIABILITY
           -------------------

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A
                                   ----------

                              FUND INVESTMENT TABLE
                              ---------------------

      ALL PERCENTAGE LIMITATIONS ARE BASED ON THE FUND'S TOTAL ASSETS, UNLESS OTHERWISE SPECIFIED.

   (N) NET ASSETS
   10  MINIMUM PERCENT OF ASSETS (ITALIC TYPE)
   10  NO MORE THAN SPECIFIED PERCENT OF ASSETS (ROMAN TYPE)
   --  NOT PERMITTED
    O  NO POLICY LIMITATION ON USAGE
  |_|  PERMITTED, BUT TYPICALLY HAS NOT BEEN USED
   **  EXCLUDING THOSE SHORT-TERM MONEY MARKET INSTRUMENTS NOT SEPARATELY LISTED



  ----------------------------------------------------------------------------------------------
                                                                           MID   SMALL
                         CAPITAL     DIVERSIFIED  INT'L.  GROWTH  GROWTH   CAP    CAP    VALUE
                       APPRECIATION    GROWTH     EQUITY  EQUITY    AND   STOCK  STOCK  EQUITY
                                                                  INCOME
  ----------------------------------------------------------------------------------------------
  o COMMON                 65                                              80(1)   80(1)
    STOCKS

  o EQUITY                              65         80(1)  80(1,2)   65                     80(1)
    SECURITIES

  o CONVERTIBLE
    SECURITIES

    ->INVESTMENT            O            O         20     20         O     20      20      20
    GRADE

    ->BELOW                --            5          5     --        35(3)   5       5      --
  INVESTMENT
      GRADE

  o CORPORATE              --           --         20(4)  --         O(5)  20      --      --
    DEBT

  o SHORT-TERM             35           35         20     --         O     20      20      --
    MONEY
    MARKET
    INSTRUMENTS**

----------
(1) Growth  Equity and Value Equity  respectively,  each invest at least 80% of its net assets (plus any borrowing for investment  purposes) in equity securities.  International Equity invests at least
80% of its net assets (plus any borrowing for investment  purposes) in equity  securities of foreign issuers.  Mid Cap and Small Cap each invest at least 80% of its net assets (plus any  borrowing  for investment purposes) in stocks of mid cap companies and small cap companies, respectively.

(2) Growth Equity may invest up to 20% of its assets in rights and warrants.

(3) Growth   and  Income  will  not  invest  35% or more of its  assets  in below  investment  grade convertible and nonconvertible securities.

(4) Investment grade non-convertible foreign debt.

(5) Growth and Income may invest not more than 10% of its assets in  non-convertible  corporate debt obligations that are rated below investment grade by Moody's or S&P.


  ----------------------------------------------------------------------------------------------
                                                                           MID   SMALL
                         CAPITAL     DIVERSIFIED  INT'L.  GROWTH  GROWTH   CAP    CAP    VALUE
                       APPRECIATION    GROWTH     EQUITY  EQUITY    AND   STOCK  STOCK  EQUITY
                                                                  INCOME
  ----------------------------------------------------------------------------------------------
  o ILLIQUID                10           15         10      10      10      15     15     10
    SECURITIES(N)

  o REPURCHASE              35           35         20      20      25      20     20     20
    AGREEMENTS

  o REVERSE                  5           331/3      331/3   331/3    5      331/3  331/3  331/3
    REPURCHASE
    AGREEMENTS

  o U.S.                    35           35         20      20       O      20     20     20
    GOVERNMENT
    SECURITIES

  o ZERO COUPON             --           --         --      --       |_|    --     --     --
    SECURITIES

  o FOREIGN                 10(6)        10         80      25(N,7)  20(8)  15(N)  15(N)  15(N)
    SECURITIES
    EXPOSURE

  o ADRS                    10(6)         O          O      25(N,7)  20(8)  20     20     20

  o HEDGING
    INSTRUMENTS

    ->FUTURES               --           --          O      35       --     20     --     35
  CONTRACTS

    ->OPTIONS                O(9)        --          O      35        O(10) 20     --     35(11)
  CONTRACTS

    ->FORWARD
  CONTRACTS                  O            O          O      35        O     20     --     35
  (INCLUDING FOREIGN
  CURRENCY
  TRANSACTIONS)

------------
(6) Capital Appreciation's investments in foreign securities and ADRs may not exceed 10%.

(7) Growth Equity may not invest more than 25% of its net assets in foreign securities and ADRs.

(8) Growth and Income may invest up to 20% in foreign  securities,  including ADRs and other similar securities.

(9) Capital Appreciation may not write put or call options.

(10) Growth and Income may write covered calls.  The aggregate  value of the  securities  underlying call options (based on the lower of the option price or market) may not exceed 50% of the fund's net assets.

(11) Value Equity may write covered call options;  however, the fund may not invest more than 10% of its assets in covered call options.

  o FORWARD                 --      --             0      --       25(12)    --     --     --
    COMMITMENTS

  o INDEX                    5      10            10      10       10        20     20     10
    SECURITIES AND
    OTHER INVESTMENT
    COMPANIES

  o WHEN-ISSUED AND         --      --             O      --       --        --     --     --
    DELAYED DELIVERY
    TRANSACTIONS

  o LOANS OF                --      --            |_|     |_|      25(12)    |_|    --     |_|
    PORTFOLIO
    SECURITIES

  o TEMPORARY              100     100           100     100      100       100    100    100
    DEFENSIVE
    MEASURES

------------
(12) Growth and Income currently has no intention of engaging in this transaction at this time.

                                             APPENDIX B

                                      COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                            PART C. OTHER INFORMATION


Item 22.    EXHIBITS

            (a)          Declaration of Trust*

            (b)          Bylaws*

            (c)          Voting trust agreement - none

            (d)(i)(a)    Investment Advisory and Administration Agreement*

                (i)(b)   Amended   Schedule  A  to   Investment   Advisory   and
                         Administration Agreement - filed herewith

               (ii)      Subadvisory    Agreement    between    Heritage   Asset
                         Management, Inc. and Eagle Asset Management, Inc. relating to Small Cap Stock Fund*

               (iii) Subadvisory Agreement between Heritage Asset Management, Inc. and Awad & Associates, a division of Raymond James and Associates, Inc. relating to Small Cap Stock Fund*

                (iv)(a)  Subadvisory    Agreement    between    Heritage   Asset
                         Management, Inc. and Eagle Asset Management, Inc. relating to Value Equity Fund*

                (iv)(b) Amended Schedule A relating to the addition of the Small Cap Stock Fund*

                (iv)(c) Amended Schedule A relating to the addition of the Growth Equity Fund*

                (iv)(d) Amended Schedule A relating to the addition of the Mid Cap Growth Fund**

                (iv)(e) Amended Schedule A relating to the addition of the Aggressive Growth Fund^

                (v)      Subadvisory    Agreement    between    Heritage   Asset
                         Management, Inc. and Julius Baer Investment Management, Inc. relating to International Equity Fund +

                (vi)     Subadvisory    Agreement    between    Heritage   Asset
                         Management, Inc. and Dreman Value Management, L.L.C. relating to Value Equity Fundx

            (e)          Distribution Agreement*

            (f)          Bonus, profit sharing or pension plans - none

            (g)          Custodian Agreement*

            (h)(i)       Transfer Agency and Service Agreement+

                (ii)(a)  Fund Accounting and Pricing Service Agreement+

            (i)          Opinion and consent of counsel - filed herewith

            (j) Consent of Independent Registered Certified Public Accounting Firm - filed herewith

            (k)          Financial statements omitted from prospectus - none

            (l)          Letter of investment intent*

            (m)(i)(a)    Class A Plan pursuant to Rule 12b-1 - filed herewith

                  (i)(b) Amended Schedule A to Class A Rule 12b-1 Planx

                 (ii)(a) Class B Plan pursuant to Rule 12b-1 - filed herewith

                 (ii)(b) Amended Schedule A to Class B Rule 12b-1 Planx

                (iii)(a) Class C Plan pursuant to Rule 12b-1 - filed herewith

                (iii)(b) Amended Schedule A to Class C Rule 12b-1 Planx

            (n)(i)       Plan pursuant to Rule 18f-3*

                (ii)     Amended Plan pursuant to Rule 18f-3+

            (o)          Reserved

            (p)(i)       Code of Ethics for Heritage Asset Management, Inc.xx

                (ii)     Code of Ethics for Awad Asset Management, Inc.xx

               (iii)     Code of Ethics for Eagle Asset Management, Inc.xx

               (iv)      Code of Ethics for Dreman Value Management, L.L.C.xx

               (v)       Code of Ethics for Raymond James & Associates, Inc.?

              (vi) Code of Ethics for Julius Baer Investment Management, Inc. - filed herewith

              (vii) Code of Ethics for Heritage Family of Funds - filed herewith

___________________________

* Incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously via EDGAR on December 1, 1995.

** Incorporated by reference from the Trust's Post-Effective Amendment No. 15 to the Trust's Registration Statement on Form N-1A, File No. 33-57986, filed previously via EDGAR on October 31, 1997.

^ Incorporated by reference from the Trust's Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A, File No. 33-57986 filed previously via EDGAR on October 30, 1998.

^ Incorporated by reference from the Trust's Post-Effective Amendment No. 28 to the Trust's Registration Statement on Form N-1A, File No. 33-57986 filed previously via EDGAR on December 21, 2001.

+ Incorporated by reference from the Trust's Post-Effective Amendment No. 29 to the Trust's Registration Statement on Form N-1A, File No. 33-57986 filed previously via EDGAR on November 1, 2002.

x Incorporated by reference from the Trust's Post-Effective Amendment No. 32 to the Trust's Registration Statement on Form N-1A, File No. 33-57986 filed previously via EDGAR on December 30, 2003.

xx Incorporated by reference from the Trust's Post-Effective Amendment No. 33 to the Trust's Registration Statement on Form N-1A, File No. 33-57986 filed previously via EDGAR on October 29, 2004.


Item 23.    Persons Controlled by or under
            COMMON CONTROL WITH REGISTRANT
            ------------------------------

            None.

Item 24.    INDEMNIFICATION
            ---------------

      Article XI, Section 2 of Heritage Series Trust's Declaration of Trust provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii)  in  the  event  of a  settlement,  unless  there  has  been  a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking;

            (ii) the Trust is insured against losses arising out of any such advance payments; or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

      According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

      Paragraph 8 of the Investment Advisory and Administration Agreement ("Advisory Agreement") between the Trust and Eagle Asset Management, Inc. ("Eagle"), provides that Eagle shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust or any Portfolio in connection with the matters to which the Advisory Agreement relate except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Eagle, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Eagle even though paid by it.

      Paragraph 9 of the Subadvisory Agreement ("Subadvisory Agreement") between Heritage and Awad Asset Management, Inc. ("Subadviser") provides that, in the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser, or reckless disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to Heritage, the Trust, or their directors, trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

      Paragraph 9 of the Subadvisory Agreement ("Subadvisory Agreement") between Heritage and Osprey Partners Investment Management, Inc. ("Subadviser") provides that, in the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser, or reckless disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to Heritage, the Trust, or their directors, trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

      Paragraph 9 of the Subadvisory Agreement ("Subadvisory Agreement") between Heritage and Julius Baer Investment Management, Inc. ("Subadviser") provides that, in the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser, or reckless disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to Heritage, the Trust, or their directors, trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

      Paragraph 9 of the Subadvisory Agreement ("Subadvisory Agreement") between Heritage and Dreman Value Management, L.L.C. ("Subadviser") provides that, in the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser, or reckless disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to Heritage, the Trust, or their directors, trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

      Paragraph 7 of the Distribution Agreement between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that, the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

      Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage") provides that the Trust agrees to indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or (ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

Item 25.    I.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
                ----------------------------------------------------

      Heritage Asset Management, Inc. is a Florida corporation that offers investment management services. Heritage provides investment advisory services to all Funds of the Trust. Heritage's offices are located at 880 Carillon

Parkway, St. Petersburg, Florida 33733. Information as to the directors and officers of Heritage is included in its current Form ADV filed with the SEC (registration number 801-25067) and is incorporated by reference herein.

      II.  BUSINESS AND OTHER CONNECTIONS OF SUBADVISERS
           ---------------------------------------------

      Awad Asset Management, Inc. is a registered investment adviser. All of its stock is owned by Raymond James Financial, Inc. Awad is primarily engaged in the investment advisory business. Awad provides subadvisory services to the Small Cap Stock Fund. Awad's offices are located at 250 Madison Ave., New York, New York 10177. Information as to the officers and directors of Awad is included in the current Form ADV filed with the SEC and is incorporated by reference herein.

      Eagle Asset Management, Inc., a Florida corporation, is a registered investment adviser. All of its stock is owned by Raymond James Financial, Inc. Eagle is primarily engaged in the investment advisory business. Eagle provides subadvisory services to the Aggressive Growth, Growth Equity, Mid Cap Stock, Small Cap Stock and Value Equity Funds. Eagle's office are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the officers and directors of Eagle is included in the current Form ADV filed with the SEC and is incorporated by reference herein.

      Julius Baer Investment Management, Inc., 330 Madison Avenue, New York, New York 10017, is a registered investment adviser. Julius Baer is primarily engaged in the investment advisory business. Julius Baer provides advisory services to the International Equity Fund. Information as to the officers and directors of Julius Baer is included in the current Form ADV filed with the SEC and is incorporated by reference herein.

      Dreman Value Management, L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey 07302, is a registered investment adviser. Dreman is primarily engaged in the investment advisory business. Dreman provides advisory services to the Value Equity Fund. Information as to the officers and directors of Dreman is included in the current Form ADV filed with the SEC and is incorporated by reference herein.

Item 26.    PRINCIPAL UNDERWRITER
            ---------------------

            (a) Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716 is the principal underwriter for each of the following investment companies: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.

            (b) The directors and officers of the Registrant's principal underwriter are:

                           Positions & Offices                Position
NAME                       WITH UNDERWRITER                   WITH REGISTRANT
----
Thomas A. James            Chief Executive Officer,            Trustee
                           Director

Chet Helck                 President, Chief Operating Officer None
                           Director

Robert F. Shuck            Vice Chairman                      None

Thomas S. Franke           Vice Chairman                      None

Francis S. Godbold         Vice Chairman, Director            None

Kenneth A. Shields         Director                           None

Harvard H. Hill, Jr.       Director                           None

Jonathan A. Bulkley        Director                           None

Paul W. Marshall           Director                           None

Angela Biever              Director                           None

H. William Habermeyer, Jr. Director                           None

Hardwick Simmons           Director                           None

Alex Sink                  Director                           None

Richard K. Riess           Executive Vice President           Trustee, President
                           for Asset Management

Jeffrey P. Julien          Senior Vice President Finance,     None
                           Chief Financial Officer

Barry S. Augenbaum         Senior Vice President, Corporate   None
                           Secretary

J. Stephen Putnam          Executive Vice President           None

Terrance W. Bedford        Senior Vice President              None

Paul L. Matecki            Senior Vice President, Corporate   None
                           Counsel, Assistant Secretary

Michael R. Alford          Vice President, Associate          None
                           Corporate Counsel

Robert Stokes              Vice President, Associate          None
                           Corporate Counsel

Susan Walzer               Vice President, Associate          None
                           Corporate Counsel

Mark Barracca              Vice President, Associate          None
                           Corporate Counsel

Terrance Bostic            Vice President, Associate          None
                           Corporate Counsel

Leslie Reese               Vice President, Associate          None
                           Corporate Counsel

Lynn Pippenger             Treasurer, Assistant Secretary     None

Jennifer C. Ackart         Controller, Assistant Secretary    None

Donna L. Wilson            Assistant Secretary                None

Linda G. Whelpley          Assistant Secretary                None


      The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 27.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

      For the Small Cap Stock Fund, the Mid Cap Stock Fund, the Value Equity Fund, the Growth Equity Fund and the Aggressive Growth Fund, the books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended ("1940 Act"), are maintained by Heritage. For the International Equity Fund, the books and other documents required by Rule 31a-1 under the 1940 Act are maintained by the Portfolio's custodian, State Street Bank & Trust Company. Prior to March 1, 1994 the Trust's Custodian maintained the required records for the Small Cap Stock Fund, except that Heritage maintained some or all of the records required by Rule 31a-1(b)(l), (2) and (8); and the Subadviser will maintain some or all of the records required by Rule 31a-1(b) (2), (5), (6),
(9), (10) and (11).

Item 28.    MANAGEMENT SERVICES
            -------------------

            Not applicable.

Item 29.    UNDERTAKINGS
            ------------

      Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on December 30, 2004. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                    HERITAGE SERIES TRUST

                                    By:  /s/K.C. Clark
                                         ---------------------------------------
                                         K.C. Clark, Executive Vice President,
                                         Principal Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                       DATE
---------                            -----                       ----

/s/Richard K. Riess*          President and Trustee        December 30, 2004
----------------------
Richard K. Riess

/s/Thomas A. James*                  Trustee               December 30, 2004
----------------------
Thomas A. James

/s/C. Andrew Graham*                 Trustee               December 30, 2004
----------------------
C. Andrew Graham

/s/William J. Meurer*                Trustee               December 30, 2004
----------------------
William J. Meurer

/s/James L. Pappas*                  Trustee               December 30, 2004
----------------------
James L. Pappas

/s/David M. Phillips*                Trustee               December 30, 2004
----------------------
David M. Phillips

/s/Deborah L. Talbot*                Trustee               December 30, 2004
----------------------
Deborah L. Talbot

/s/Eric Stattin*                     Trustee               December 30, 2004
----------------------
Eric Stattin

/s/K.C. Clark                Executive Vice President,     December 30, 2004
----------------------       Principal Executive
K.C. Clark

                                     Officer
/s/Andrea N. Mullins                Treasurer              December 30, 2004
----------------------
Andrea N. Mullins

*By: /s/K.C. Clark
     -----------------
     K.C. Clark,
      Attorney-In-Fact

                                INDEX TO EXHIBITS


Exhibit
NUMBER      DESCRIPTION

  (d)(i)(b)  Amended  Schedule  A  to  Investment  Advisory  and  Administration
             Agreement

  (i)        Opinion and consent of counsel

  (j)        Consent of Independent Registered Certified Public Accounting Firm

  (m)(i)(a)  Class A Plan pursuant to Rule 12b-1

     (ii)(a) Class B Plan pursuant to Rule 12b-1

    (iii)(a) Class C Plan pursuant to Rule 12b-1

  (p)(vi)    Code of Ethics for Julius Baer Investment Management, Inc

     (vii)   Code of Ethics for Heritage Family of Funds

                                      C-2